As filed with the Securities and Exchange Commission on December 29, 2000

                                                       Registration No. 33-81920


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20449

                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             [X]


                         Pre-Effective Amendment No.                         [ ]


                       Post-Effective Amendment No. 7                        [X]
                                                  -----

                                     and/or


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]


                                    Amendment No.   8                        [X]
                                                  ------
                        (Check appropriate box or boxes)



                       FLORIDA DAILY MUNICIPAL INCOME FUND

               (Exact Name of Registrant as Specified in Charter)



                     c/o Reich & Tang Asset Management L.P.
                                600 Fifth Avenue
                            New York, New York 10020
              (Address of Principal Executive Offices) (Zip Code)


Registrant's Telephone Number, including Area Code:  (212) 830-5200
                                                     --------------

                               Bernadette N. Finn
                     c/o Reich & Tang Asset Management L.P.
                                600 Fifth Avenue
                            New York, New York 10020
                     (Name and Address of Agent for Service)

                         Copy to:     MICHAEL ROSELLA, ESQ.

                                      Paul, Hastings, Janofsky & Walker LLP
                                      399 Park Avenue
                                      New York, New York 10022
                                      (212) 856-6858


Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.


It is proposed that this filing will become effective: (check appropriate box)


        [X]   immediately upon filing pursuant to paragraph (b)
        [ ]   on (date) pursuant to paragraph (b)
        [ ]   60 days after filing pursuant to paragraph (a)
        [ ]   on (date) pursuant to paragraph (a) of Rule 485
        [ ]   75 days pursuant to paragraph (a)(2)
        [ ]   on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

        [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

--------------------------------------------------------------------------------
600 FIFTH AVENUE

NEW YORK, N.Y. 10020

                                                              (212) 830-5220

FLORIDA DAILY MUNICIPAL
INCOME FUND

Class A Shares; Class B Shares

PROSPECTUS


December 29, 2000


A money market fund whose investment objectives are to provide Florida residents an investment that is, to the extent possible, exempt from the Florida intangible personal property tax and to seek as high a level of current income exempt from Federal income tax, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


 2  Risk/Return Summary: Investments, Risks        8   Management, Organization and Capital Structure
    and Performance

 5  Fee Table                                      9   Shareholder Information

 6  Investment Objectives, Principal Investment   17   Distribution Arrangements
    Strategies and Related Risks                  19   Financial Highlights


I.  RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

Investment Objectives

    The Fund seeks to provide Florida residents an investment that is, to the extent possible, exempt from the Florida intangible personal property tax and seeks to provide as high a level of current income exempt from regular Federal income tax, as is believed to be consistent with preservation of capital, maintenance of liquidity, and stability of principal. There can be no assurance that the Fund will achieve its investment objectives.

Principal Investment Strategies

--------------------------------------------------------------------------------

    The  Fund  intends  to  achieve  its  investment   objectives  by  investing
principally in short-term,  high quality,  debt obligations of:

(i)   Florida, and its political subdivisions,

(ii) Puerto Rico, Guam and other United States Territories, and their political subdivisions, and

(iii) other states.


     These debt obligations are collectively referred to throughout this Prospectus as Municipal Obligations.

     The Fund is a money market fund and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share.

     The Fund intends to concentrate (e.g. invest 25% or more of the Fund's total assets) in Florida Municipal Obligations, including Participation Certificates therein. Participation Certificates evidence ownership of an interest in the underlying Municipal Obligations, purchased from banks, insurance companies or other financial institutions.

Principal Risks

o Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

o The value of the Fund's shares and the securities held by the Fund can each decline in value.

o The amount of income the Fund generates will vary with changes in prevailing interest rates.

o An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency.

o Because the Fund intends to concentrate in Florida Municipal Obligations, including Participation Certificates therein, investors should consider the greater risk of the portfolio's concentration versus the safety that comes with a less concentrated investment portfolio.


o Because the Fund may invest in Participation Certificates, investors should understand the characteristics of the banking industry and the risks that such investments may entail.


o An investment in the Fund should be made with an understanding of the risks which an investment in Florida Municipal Obligations may entail. Payment of interest and preservation of capital are dependent upon the continuing ability of Florida issuers and/or obligors of state, municipal and public authority debt obligations to meet their payment obligations. Unfavorable political and economic conditions within Florida can affect the credit quality of issuers located in that state. Risk factors affecting the State of Florida are described in "Florida Risk Factors" in the Statement of Additional Information.

Risk/Return Bar Chart and Table


--------------------------------------------------------------------------------
    The following bar chart and table may assist you in deciding whether to invest in the Fund. The bar chart shows the change in the annual total returns of the Fund's Class A shares over the last five calendar years. The table shows the average annual total returns of the Fund's Class A and Class B shares for one and five year periods and since inception. While analyzing this information, please note that the Fund's past performance is not an indicator of how the Fund will perform in the future. The current 7-day yield of the Fund's classes may be obtained by calling the Fund toll-free at 1-800-221-3079.

================================================================================
     Florida Daily Municipal Income Fund - Class A Shares (1) (2) (3)


[GRAPHIC OMITTED]

Calendar Year End        % Total Return
-----------------        --------------
1995                     3.46%
1996                     3.02%
1997                     3.07%
1998                     2.81%
1998                     2.52%
================================================================================



(1)      As of September 30, 2000, the Fund had a year-to-date return of  2.44%.

(2) The Fund's highest quarterly return was 0.90% for the quarter ended June 30, 1995; the lowest quarterly return was 0.56% for the quarter ended March 31, 1999.

(3) Participating Organizations may charge a fee to investors for purchasing and redeeming shares. Therefore, the net return to such investors may be less than the net return by investing in the Fund directly.



 Average Annual Total Returns -
 Florida Daily Municipal Income Fund

                                                  Class A                Class B
                                                  -------                -------


 For the period ended December 31, 1999

 One Year                                         2.52%                   2.81%
 Five Year                                        2.97%                   3.25%
 Since Inception *                                3.01%                   3.29%


 * Class A shares since October 6, 1994;  Class B shares since September
19, 1994.

                                    FEE TABLE

--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

                                                     Class A             Class B


Management Fees..............................         0.40%               0.40%
Distribution and Service (12b-1) Fees........         0.25%               0.00%
Other Expenses...............................          0.50%              0.46%
  Administration Fees........................0.21%               0.21%
                                                      -----               -----
Total Annual Fund Operating Expenses.........         1.15%               0.86%
                                                      =====               =====


The Fund's Manager voluntarily waived a portion of the Management Fees and Administration Fees. After such waivers, the Management Fees were 0.30% and Administration Fees were 0.01% for both Class A and Class B shares. As a result, the actual Total Annual Fund Operating Expenses for Class A were 0.85% and for Class B were 0.56%. This fee waiver arrangement may be terminated at any time at the option of the Manager.


Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other money market funds.

Assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 Year          3 Years       5 Years     10 Years


         Class A:         $117           $365          $633         $1,398
         Class B:         $88            $274          $477         $1,061

II. INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives

--------------------------------------------------------------------------------

    The Fund is a short-term, tax-exempt money market fund whose investment objectives are to provide Florida residents an investment that is, to the extent possible, exempt from the Florida intangible personal property tax and to seek as high a level of current income exempt from regular Federal income tax, consistent with preserving capital, maintaining liquidity and stabilizing principal.

    The investment objectives of the Fund described in this section may only be changed upon the approval of the holders of a majority of the outstanding shares of the Fund that would be affected by such a change.

Principal Investment Strategies

--------------------------------------------------------------------------------

Generally

    The Fund will invest primarily (i.e., at least 80%) in short-term, high quality, debt obligations which include:

(i) Florida Municipal Obligations issued by or on behalf of the State of Florida or any Florida local governments, or their instrumentalities, authorities or districts;


(ii) Territorial Municipal Obligations issued by or on behalf of Puerto Rico, Guam and the Virgin Islands or their instrumentalities, authorities, agencies and political subdivisions; and


(iii)Municipal Obligations issued by or on behalf of other states, their authorities, agencies, instrumentalities and political subdivisions. These debt obligations are collectively referred to throughout this Prospectus as Municipal Obligations.


    The Fund may also invest in Participation Certificates in Municipal Obligations. Participation Certificates represent the Fund's interest in a Municipal Obligation that is held by another entity (i.e. banks, insurance companies or other financial institutions). Instead of purchasing a Municipal Obligation directly, the Fund purchases and holds an undivided interest in a Municipal Obligation that is held by a third party. The Fund's interest in the underlying Municipal Obligation is proportionate to the Fund's participation interest. Ownership of the Participation Certificates cause the Fund to be treated as the owner of the underlying Municipal Obligations for Federal income tax purposes.


    The Fund may invest more than 25% of its assets in (i) Participation Certificates in Florida Municipal Obligations and (ii) other Florida Municipal Obligations.


    Although the Fund will attempt to invest 100% of its total assets in Municipal Obligations and Participation Certificates therein, the Fund reserves the right to invest up to 20% of its total assets in taxable securities whose interest income is subject to regular Federal, state and local income tax. The kinds of taxable securities in which the Fund may invest are limited to short-term, fixed income securities as more fully described in "Description of the Fund and Its Investment and Risks - Taxable Securities" in the Statement of Additional Information.


    The Fund may also purchase securities and participation certificates whose interest income may be subject to the Federal alternative minimum tax. However, these investments are included in the same 20% of total assets that may be invested in taxable securities.


    To the extent suitable Florida Municipal Obligations and Territorial Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities. The dividends derived from these investments will be designated by the Fund as derived from interest income which will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from regular Federal income tax.


    The Fund will invest at least 65% of its total assets in Florida Municipal Obligations, although the exact amount may vary from time to time.

However, as a temporary defensive measure the Fund may, from time to time, invest in securities that are inconsistent with its principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions as determined by the Fund's investment adviser. Such a temporary defensive position may cause the Fund to not achieve its investment objectives.

    With respect to 75% of its total assets, the Fund shall invest not more than 5% of its total assets in Municipal Obligations or Participation Certificates issued by a single issuer. The Fund shall not invest more than 5% of its total assets in Municipal Obligations or Participation Certificates issued by a single issuer unless the Municipal Obligations are of the highest quality.

    With respect to 75% of its total assets, the Fund shall invest not more than 10% of its total assets in Municipal Obligations or Participation Certificates backed by a demand feature or guarantee from the same institution.

    The Fund's investments may also include "when-issued" Municipal Obligations and stand-by commitments.

    The Fund's investment adviser considers the following factors when buying and selling securities for the portfolio: (i) availability of cash, (ii) redemption requests,(iii) yield management, and (iv) credit management.

    In order to maintain a share price of $1.00, the Fund must comply with certain industry regulations. The Fund will only invest in securities which are denominated in United States dollars. Other requirements pertain to the maturity and credit quality of the securities in which the Fund may invest. The Fund will only invest in securities which have or are deemed to have a remaining maturity of 397 days or less. Also, the average maturity for all securities contained in the Fund, on a dollar-weighted basis, will be 90 days or less.


    The Fund will only invest in either securities which have been rated (or whose issuers have been rated) in the highest short-term rating category by nationally recognized statistical rating organizations, or are unrated securities that have been determined by the Fund's Board of Trustees to be of comparable quality.


    Subsequent to its purchase by the Fund, the quality of an investment may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Board of Trustees of the Fund shall reassess the security's credit risks and shall take such action as it determines is in the best interest of the Fund and its shareholders. Reassessment is not required, however, if the security is disposed of or matures within five business days of the investment advisor becoming aware of the new rating and provided further that the Board of Trustees is subsequently notified of the investment adviser's actions.


    For a more detailed description of (i) the securities in which the Fund will invest, (ii) fundamental investment restrictions, and (iii) industry regulations governing credit quality and maturity, please refer to the Statement of Additional Information.


Risks
--------------------------------------------------------------------------------

    The Fund complies with industry-standard requirements on the quality, maturity and diversification of its investments which are designed to help maintain a $1.00 share price. A significant change in interest rates or a default on the Fund's investments could cause its share price (and the value of your investment) to change.

    By investing in liquid, short-term, high quality investments that have high quality credit support from banks, insurance companies or other financial institutions (i.e. Participation Certificates and other variable rate demand instruments), the Fund's management believes that it can protect the Fund against credit risks associated with long-term Municipal Obligations. The Fund may still be exposed to the credit risk of the credit or liquidity support provider. Changes in the credit quality of the provider could affect the value of the security and your investment in the Fund.

    Because of the Fund's concentration in investments in Florida Municipal Obligations, the safety of an investment in the Fund will depend substantially upon the financial strength of Florida and its political subdivisions. Payment of interest and preservation of principal, however, are dependent upon the continuing ability of the Florida issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of Florida issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.


    Because the Fund may concentrate in Participation Certificates which may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. These characteristics and risks include extensive governmental regulations, changes in the availability and cost of capital funds, and general economic conditions (see "Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information) that may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.


III. MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


    The Fund's investment adviser is Reich & Tang Asset Management L.P. (the "Manager"). The Manager's principal business office is located at 600 Fifth Avenue, New York, NY 10020. As of November 30, 2000 the Manager was the investment manager, adviser or sub-adviser with respect to assets aggregating in excess of $14 billion. The Manager has been an investment adviser since 1970 and currently is manager of thirteen other registered investment companies and also advises pension trusts, profit-sharing trusts and endowments.

    Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Trustees of the Fund. Pursuant to the Investment Management Contract, the Fund pays the Manager a fee equal to .40% per annum of the Fund's average daily net assets for managing the Fund's investment portfolio and performing related services. For the fiscal year ended August 31, 2000, the Manager received a management fee equal to .30% per annum of the Fund's average daily net assets. The Manager, at its discretion, may voluntarily waive all or a portion of the management fee.

    Pursuant to the Administrative Services Contract, the Manager performs clerical, accounting supervision and office service functions for the Fund. The Manager provides the Fund with the personnel to perform all other clerical and accounting type functions not performed by the Manager. For its services under the Administrative Services Contract, the Fund pays the Manager a fee equal to
 .21% per annum of the Fund's average daily net assets. For the fiscal year ended August 31, 2000, the Manager, received a fee for administrative service equal to 0.01% per annum of the Fund's average daily net assets. The Manager, at its discretion, may voluntarily waive all or a portion of the administrative services fee. Any portion of the total fees received by the Manager may be used to provide shareholder services and for distribution of Fund shares.


    In addition, Reich & Tang Distributors Inc., the Distributor, receives a servicing fee equal to .25% per annum of the average daily net assets of the Class A shares of the Fund under the Shareholder Servicing Agreement. The fees are accrued daily and paid monthly. Investment management fees and operating expenses, which are attributable to both Classes of shares of the Fund, will be allocated daily to each Class of shares based on the percentage of shares outstanding for each Class at the end of the day.

IV. SHAREHOLDER INFORMATION

    The Fund sells and redeems its shares on a continuing basis at their net asset value and does not impose a charge for either sales or redemptions. All transactions in Fund shares are effected through the Fund's transfer agent, who accepts orders for purchases and redemptions from Participating Organizations and from investors directly.

Pricing of Fund Shares

--------------------------------------------------------------------------------

    The net asset value of each Class of the Fund's shares is determined as of 12 noon, New York City time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except days on which the New York Stock Exchange is closed for trading (i.e. national holidays). The net asset value of a Class is computed by dividing the value of the Fund's net assets for such Class (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding for such Class. The Fund intends to maintain a stable net asset value at $1.00 per share, although there can be no assurance that this will be achieved.


    The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Trustees will consider whether any action should be initiated. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.


    Shares are issued as of the first determination of the Fund's net asset value per share for each Class made after receipt and acceptance of the investor's purchase order. In order to maximize earnings on its portfolio, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds"). Fund shares begin accruing income on the day the shares are issued to an investor. The Fund reserves the right to reject any purchase order for its shares. Certificates for Fund shares will not be issued to an investor.

Purchase of Fund Shares
--------------------------------------------------------------------------------

    The Fund does not accept a purchase order until an investor's payment has been converted into Federal Funds and is received by the Fund's transfer agent. Orders accompanied by Federal Funds and received after 12 noon, New York City time, on a Fund Business Day will result in the issuance of shares on the following Fund Business Day.

    Investors purchasing shares through a Participating Organization with which they have an account ("Participant Investors") become Class A shareholders. "Participating Organizations" are securities brokers, banks and financial institutions or other industry professionals or organizations which have entered into shareholder servicing agreements with the Distributor with respect to investment of their customer accounts in the Fund. All other investors, and investors who have accounts with Participating Organizations but do not wish to invest in the Fund through them, may invest in the Fund directly as Class B shareholders of the Fund. Class B shareholders do not receive the benefit of the servicing functions performed by a Participating Organization. Class B shares may also be offered to investors who purchase their shares through Participating Organizations which, because they may not be legally permitted to receive such as fiduciaries, do not receive compensation from the Distributor or the Manager.

    The minimum initial investment in the Fund for both classes of shares is (i) $1,000 for purchases through Participating Organizations - this may be satisfied by initial investments aggregating $1,000 by a Participating Organization on behalf of their customers whose initial investments are less than $1,000; (ii) $1,000 for securities brokers, financial institutions and other industry professionals that are not Participating Organizations and (iii) $5,000 for all other investors. Initial investments may be made in any amount in excess of the applicable minimums. The minimum amount for subsequent investments is $100 unless the investor is a client of a Participating Organization whose clients have made aggregate subsequent investments of $100.

    Each shareholder, except certain Participant Investors, will receive a personalized monthly statement from the Fund listing (i) the total number of Fund shares owned as of the statement closing date, (ii) purchase and redemptions of Fund shares and (iii) the dividends paid on Fund shares (including dividends paid in cash or reinvested in additional Fund shares).

Investments Through Participating
Organizations - Purchase of Class A Shares

--------------------------------------------------------------------------------

    Participant Investors may, if they wish, invest in the Fund through the Participating Organizations with which they have accounts. When instructed by its customer to purchase or redeem Fund shares, the Participating Organization, on behalf of the customer, transmits to the Fund's transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased.

    Participating Organizations may confirm to their customers who are shareholders in the Fund each purchase and redemption of Fund shares for the customers' accounts. Also, Participating Organizations may send their customers periodic account statements showing the total number of Fund shares owned by each customer as of the statement closing date, purchases and redemptions of Fund shares by each customer during the period covered by the statement and the income earned by Fund shares of each customer during the statement period (including dividends paid in cash or reinvested in additional Fund shares). Participant Investors whose Participating Organizations have not undertaken to provide such statements will receive them from the Fund directly.

    Participating Organizations may charge Participant Investors a fee in connection with their use of specialized purchase and redemption procedures. In addition, Participating Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly, may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through Participating Organizations may be less than the net yield that could be achieved by investing in the Fund directly. A Participant Investor should read this Prospectus in conjunction with the materials provided by the Participating Organization describing the procedures under which Fund shares may be purchased and redeemed through the Participating Organization.

    In the case of qualified Participating Organizations, orders received by the Fund's transfer agent before 12 noon, New York City time, on a Fund Business Day, without accompanying Federal Funds will result in the issuance of shares on that day only if the Federal Funds required in connection with the orders are received by the Fund's transfer agent before 4:00 p.m., New York City time, on that day. Orders for which Federal Funds are received after 4:00 p.m., New York City time, will result in share issuance the following Fund Business Day. Participating Organizations are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.

Initial Direct Purchases of Class B Shares

    Investors who wish to invest in the Fund directly may obtain a current prospectus and the subscription order form necessary to open an account by telephoning the Fund at the following numbers:

    Within New York                   212-830-5220
    Outside New York (TOLL FREE)      800-221-3079


Mail

    Investors may send a check made payable to "Florida Daily Municipal Income Fund" along with a completed subscription order form to:

    Florida Daily Municipal Income Fund
    Reich & Tang Funds
    600 Fifth Avenue-8th Floor
    New York, New York 10020

    Checks are accepted subject to collection at full value in United States currency. Payment by a check drawn on any member of the Federal Reserve System will normally be converted into Federal Funds within two business days after receipt of the check. Checks drawn on a non-member bank may take substantially longer to convert into Federal Funds. An investor's purchase order will not be accepted until the Fund receives Federal Funds.

Bank Wire

    To purchase shares of the Fund using the wire system for transmittal of money among banks, investors should first obtain a new account number by telephoning the Fund at 212-830-5220 (within New York) or at 1-800-221-3079 (outside New York) and then instruct a member commercial bank to wire money immediately to:

    State Street Kansas City
    ABA # 101003621
    Reich & Tang Funds
    DDA # 890752-953-8
    For Florida Daily Municipal
      Income Fund
    Account of (Investor's Name)
               -------------------------------------
    Fund Account #
                   ---------------------------------
    SS#/Tax ID#
               -------------------------------------

    The investor should then promptly complete and mail the subscription order form.

    There may be a charge by the investor's bank for transmitting the money by bank wire, and there also may be a charge for use of Federal Funds. The Fund does not charge investors in the Fund for its receipt of wire transfers. Payment in the form of a "bank wire" received prior to 12 noon, New York City time, on a Fund Business Day will be treated as a Federal Funds payment received on that day.

Personal Delivery

    Deliver a check made payable to "Florida Daily Municipal Income Fund", along with a completed subscription order form to:

    Reich & Tang Mutual Funds
    600 Fifth Avenue  -  8th Floor
    New York, New York 10020

Electronic Funds Transfers (EFT),
Pre-authorized Credit and Direct
Deposit Privilege

--------------------------------------------------------------------------------

    You may purchase shares of the Fund (minimum of $100) by having salary, dividend payments, interest payments or any other payments designated by you, federal salary, social security, or certain veteran's, military or other payments from the federal government, automatically deposited into your Fund account. You can also have money debited from your checking account. To enroll in any one of these programs, you must file with the Fund a completed EFT Application, Pre-authorized Credit Application, or a Direct Deposit Sign-Up Form for each type of payment that you desire to include in the Privilege. The appropriate form may be obtained from your broker or the Fund. You may elect at any time to terminate your participation by notifying in writing the appropriate depositing entity and/or federal agency. Death or legal incapacity will automatically terminate your participation in the Privilege. Further, the Fund may terminate your participation upon 30 days notice to you.

Subsequent Purchases of Shares
--------------------------------------------------------------------------------

    Subsequent purchases can be made by bank wire, as indicated above, or by mailing a check to:

    Florida Daily Municipal Income Fund
    Mutual Funds Group
    P.O. Box 13232
    Newark, New Jersey 07101-3232


    There is a $100 minimum for subsequent purchases of shares. All payments should clearly indicate the shareholder's account number.

    Provided that the information on the subscription form on file with the Fund is still applicable, a shareholder may reopen an account without filing a new subscription order form at any time during the year the shareholder's account is closed or during the following calendar year.

Redemption of Shares

--------------------------------------------------------------------------------

    A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share of each Class upon receipt by the Fund's transfer agent of the redemption order (and any supporting documentation which it may require). Normally, payment for redeemed shares is made on the same Fund Business Day after the redemption is effected, provided the redemption request is received prior to 12 noon, New York City time. However, redemption payments will not be paid out unless the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank, which could take up to 15 days after investment. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective.

    A shareholder's original subscription order form permits the shareholder to redeem by written request and to elect one or more of the additional redemption procedures described below. A shareholder may only change the instructions indicated on his original subscription order form by transmitting a written direction to the Fund's transfer agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.

    When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his signature. It should be signed and guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve system or a member firm of a national securities exchange, pursuant to the Fund's transfer agent's standards and procedures.

Written Requests

    Shareholders may make a redemption in any amount by sending a written request to the Fund addressed to:

    Florida Daily Municipal Income Fund
    c/o Reich & Tang Funds
    600 Fifth Avenue-8th Floor
    New York, New York 10020

    All previously issued certificates submitted for redemption must be endorsed by the shareholder and all written requests for redemption must be signed by the shareholder, in each case with signature guaranteed.

    Normally the redemption proceeds are paid by check and mailed to the shareholder of record.

Checks

    By making the appropriate election on their subscription order form, shareholders may request a supply of checks which may be used to effect redemptions from the Class of shares of the Fund in which they invest. The checks, which will be issued in the shareholder's name, are drawn on a special account maintained by the Fund with the Fund's agent bank. Checks may be drawn in any amount of $250 or more. When a check is presented to the Fund's agent bank, it instructs the Fund's transfer agent to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. The use of a check to make a withdrawal enables a shareholder in the Fund to receive dividends on the shares to be redeemed up to the Fund Business Day on which the check clears. Checks provided by the Fund may not be certified. Fund shares purchased by check may not be redeemed by check until the check has cleared, which can take up to 15 days following the date of purchase.


    There is no charge to the shareholder for checks provided by the Fund. The Fund reserves the right to impose a charge or impose a different minimum check amount in the future, if the Board of Trustees determines that these actions are in the best interests of the Fund and its shareholders.


    Shareholders electing the checking option are subject to the procedures, rules and regulations of the Fund's agent bank governing checking accounts. Checks drawn on a jointly owned account may, at the shareholder's election, require only one signature. Checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment will not be honored. Since the dollar value of the account changes daily, the total value of the account may not be determined in advance and the account may not be entirely redeemed by check. In addition, the Fund reserves the right to charge the shareholder's account a fee up to $20 for checks not honored as a result of an insufficient account value, a check deemed not negotiable because it has been held longer than six months, an unsigned check and/or a post-dated check.

    Corporations and other entities electing the checking option are required to furnish a certified resolution or other evidence of authorization in accordance with the Fund's normal practices. Individuals and joint tenants are not required to furnish any supporting documentation. Appropriate authorization forms will be sent by the Fund or its agents to corporations and other shareholders who select this option. As soon as the authorization forms are filed in good order with the Fund's agent bank, it will provide the shareholder with a supply of checks.

    The Fund reserves the right to terminate or modify the check redemption procedure at any time or to impose additional fees following notification to the Fund's shareholders.

Telephone

    The Fund accepts telephone requests for redemption from shareholders who elect this option on their subscription order form. The proceeds of a telephone redemption may be sent to the shareholders at their addresses or, if in excess of $1,000, to their bank accounts, both as set forth in the subscription order form or in a subsequent written authorization. The Fund may accept telephone redemption instructions from any person with respect to accounts of shareholders who elect this service and thus such shareholders risk possible loss of principal and interest in the event of a telephone redemption not authorized by them. The Fund will employ reasonable procedures to confirm that telephone redemption instructions are genuine, and will require that shareholders electing such option provide a form of personal identification. Failure by the Fund to employ such reasonable procedures may cause the Fund to be liable for the losses incurred by investors due to unauthorized or fraudulent telephone redemptions.

    A shareholder making a telephone withdrawal should call the Fund at 212-830-5220; outside New York at 1-800-241-3263, and state: (i) the name of the shareholder appearing on the Fund's records; (ii) the shareholder's account number with the Fund; (iii) the amount to be withdrawn; (iv) whether such amount is to be forwarded to the shareholder's designated bank account or address; and (v) the name of the person requesting the redemption. Usually the proceeds are sent to the designated bank account or address on the same Fund Business Day the redemption is effected, provided the redemption request is received before 12 noon, New York City time. Proceeds are sent the next Fund Business Day if the redemption request is received after 12 noon, New York City time. The Fund reserves the right to terminate or modify the telephone redemption service in whole or in part at any time and will notify shareholders accordingly.

Generally

    There is no redemption charge, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals. Proceeds of redemptions are paid by check. Unless other instructions are given in proper form to the Fund's transfer agent, a check for the proceeds of a redemption will be sent to the shareholder's address of record. If a shareholder elects to redeem all the shares of the Fund he owns, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption.


    The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for (i) any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) during which the SEC determines that trading thereon is restricted, (iii) any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iv) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.


    The Fund has reserved the right to redeem the shares of any shareholder if the net asset value of all the remaining shares in the shareholder's or his Participating Organization's account after a withdrawal is less than $500. Written notice of a proposed mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed or the Fund may impose a monthly service charge of $10 on such accounts. For Participant Investor accounts, notice of a proposed mandatory redemption will be made to the appropriate Participating Organization only. The Participating Organization will be responsible for notifying Participant Investors of the proposed mandatory redemption. Shareholders may avoid mandatory redemption by purchasing sufficient additional shares to increase his total net asset value to the minimum amount during the notice period.

Specified Amount Automatic Withdrawal Plan

--------------------------------------------------------------------------------

    Shareholders may elect to withdraw shares and receive payment from the Fund of a specified amount of $50 or more automatically on a monthly or quarterly basis. The monthly or quarterly withdrawal payments of the specified amount are made by the Fund on the 23rd day of the month. Whenever such 23rd day of a month is not a Fund Business Day, the payment date is the Fund Business Day preceding the 23rd day of the month. In order to make a payment, a number of shares equal in aggregate net asset value to the payment amount are redeemed at their net asset value on the Fund Business Day immediately preceding the date of payment. To the extent that the redemptions to make plan payments exceed the number of shares purchased through reinvestment of dividends and distributions, the redemptions reduce the number of shares purchased on original investment, and may ultimately liquidate a shareholder's investment.

    The election to receive automatic withdrawal payments may be made at the time of the original subscription by so indicating on the subscription order form. The election may also be made, changed or terminated at any later time by sending a signature guaranteed written request to the transfer agent. Because the withdrawal plan involves the redemption of Fund shares, such withdrawals may constitute taxable events to the shareholder but the Fund does not expect that there will be any realized capital gains.

Dividends and Distributions

--------------------------------------------------------------------------------

    The Fund declares dividends equal to all its net investment income (excluding capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and pays dividends monthly. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.

    Net realized capital gains, if any, are distributed at least annually and in no event later than 60 days after the end of the Fund's fiscal year.

    All dividends and distributions of capital gains are automatically invested, at no charge, in additional Fund shares of the same Class of shares immediately upon payment thereof unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash.

    Because Class A shares bear the service fee under the Fund's 12b-1 Plan, the net income of and the dividends payable to the Class A shares will be lower than the net income of and dividends payable to the Class B shares of the Fund. Dividends paid to each Class of shares of the Fund will, however, be declared and paid on the same days at the same times and, except as noted with respect to the service fees payable under the Plan, will be determined in the same manner and paid in the same amounts.

Exchange Privilege

--------------------------------------------------------------------------------


     Shareholders of the Fund are entitled to exchange some or all of their Class of shares in the Fund for shares of the same Class of certain other investment companies that retain Reich & Tang Asset Management L.P. as investment adviser and that participate in the exchange privilege program with the Fund. If only one Class of shares is available in a particular exchange fund, the shareholder of the Fund is entitled to exchange their shares for the shares available in that exchange fund. Currently the exchange privilege program has been established between the Fund and California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Georgia Daily Municipal Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc. and Short Term Income
Fund, Inc. In the future, the exchange privilege program may be extended to other investment companies that retain Reich & Tang Asset Management L.P. as investment adviser or manager.



    There is no charge for the exchange privilege or limitation as to frequency of exchange. The minimum amount for an exchange is $1,000. However, shareholders who are establishing a new account with an investment company through the exchange privilege must ensure that a sufficient number of shares are exchanged to meet the minimum initial investment required for the investment company into which the exchange is being made. Each Class of shares is exchanged at its respective net asset value.

    The exchange privilege provides shareholders of the Fund with a convenient method to shift their investment among different investment companies when they feel such a shift is desirable. The exchange privilege is available to shareholders resident in any state in which shares of the investment company being acquired may legally be sold. Shares of the same Class may be exchanged only between investment company accounts registered in identical names. Before making an exchange, the investor should review the current prospectus of the investment company into which the exchange is to be made. An exchange is a taxable event.

    Instructions for exchanges may be made by sending a signature guaranteed written request to:

    Florida Daily Municipal Income Fund
    c/o Reich & Tang Funds
    600 Fifth Avenue-8th Floor
    New York, New York 10020

or, for shareholders who have elected that option, by telephoning the Fund at 212-830-5220 (within New York) or 1-800-221-3079 (outside New York). The Fund reserves the right to reject any exchange request and may modify or terminate the exchange privilege at any time.

Tax Consequences

--------------------------------------------------------------------------------

    Dividends paid by the Fund that are designated by the Fund and derived from Municipal Obligations and Participation Certificates, will be exempt from regular Federal income tax, provided the Fund complies with Section 852(b)(5) of the Internal Revenue Code, but may be subject to Federal alternative minimum tax. These dividends are referred to as exempt interest dividends. Income exempt from Federal income tax may be subject to state and local income tax.


    Dividends paid from taxable securities, if any, and distributions of any realized short-term capital gains (from tax-exempt or taxable obligations) are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund.

    For shareholders that are Social Security recipients, interest on tax-exempt bonds, including exempt interest dividends paid by the Fund, is to be added to the shareholders' adjusted gross income to determine the amount of Social Security benefits includible in their gross income.


    Interest on certain personal private activity bonds will constitute an item of tax preference subject to the individual alternative minimum tax. Corporations will be required to include in alternative minimum taxable income 75% of the amount by which their adjusted current earnings (including tax-exempt interest) exceed their alternative minimum taxable income (determined without this tax item). In certain cases Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a tax on tax-exempt interest.

    The Fund does not expect to realize long-term capital gains, and thus does not contemplate distributing "capital gain dividends" or having undistributed capital gain income. The Fund will inform shareholders of the amount and nature of its income and gains in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year.

    The sale, exchange or redemption of shares will generally be the taxable disposition of an asset that may result in a taxable gain or loss for the shareholder if the shareholder receives more or less than it paid for its shares. An exchange pursuant to the exchange privilege is treated as a sale on which the shareholder may realize a taxable gain or loss.


    With respect to variable rate demand instruments, including Participation Certificates therein, the Fund should be treated for Federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and the interest thereon will be exempt from regular Federal income taxes to the Fund to the same extent as the interest on the underlying Municipal Obligations. The Internal Revenue Service has announced it will not ordinarily issue advance rulings on the question of ownership of securities or participation interests therein subject to a put and could reach a different conclusion than the one set forth herein.


    The United States Supreme Court has held that there is no constitutional prohibition against the Federal government's taxing the interest earned on state or other municipal bonds. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations.

Florida Taxes

     The following is based upon the advice of Gunster, Yoakley & Stewart, P.A., special Florida counsel to the Fund.


    The Fund will not be subject to income, franchise or other taxes of a similar nature imposed by the State of Florida or its subdivisions, agencies or instrumentalities.

Florida does not currently impose an income tax on individuals. Thus, individual shareholders of the Fund will not be subject to any Florida state income tax on distributions received from the Fund. However, certain distributions will be taxable to corporate shareholders which are subject to Florida corporate income tax. Florida currently imposes an "intangibles tax" at the annual rate of 0.1% on certain securities and other intangible assets owned by Florida residents. Bonds (including Participation Certificates) issued by the State of Florida or its subdivisions ("Florida Securities"), as well as bonds issued by the government of the United States or the governments of certain U.S. territories and possessions, including Guam and Puerto Rico (collectively, "Federal Securities"), are exempt from the Florida intangibles tax. If, on December 31 of any year, the Fund's portfolio consists solely of Florida and Federal Securities, the Fund's shares will be exempt from the Florida intangibles tax. If, however, the Fund's December 31 portfolio includes any nonexempt securities, then the Fund shares owned by Florida residents may be subject to the Florida intangibles tax to the extent the Fund's portfolio includes securities other than Federal Securities. The Fund itself will not be subject to the Florida intangibles tax.

    Shareholders are urged to consult their tax advisers with respect to the treatment of distributions from the Fund and ownership of shares of the Fund in their own states and localities.

V.   DISTRIBUTION ARRANGEMENTS

Rule 12b-1 Fees

--------------------------------------------------------------------------------

    Investors do not pay a sales charge to purchase shares of the Fund. However, the Fund pays fees in connection with the distribution of shares and for services provided to the Class A shareholders. The Fund pays these fees from its assets on an ongoing basis and therefore, over time, the payment of these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


    The Fund's Board of Trustees has adopted a Rule 12b-1 distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and Reich & Tang Distributors, Inc. (the "Distributor") have entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to the Class A shares of the Fund only).


    Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares. For nominal consideration (i.e., $1.00) and as agent for the Fund, the Distributor solicits orders for the purchase of the Fund's shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.


    Under the Shareholder Servicing Agreement, the Distributor receives, with respect only to the Class A shares, a service fee equal to .25% per annum of the Class A shares' average daily net assets (the "Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts. The fee is accrued daily and paid monthly. Any portion of the fee may be deemed to be used by the Distributor for payments to Participating Organizations with respect to their provision of such services to their clients or customers who are shareholders of the Class A shares of the Fund. The Class B shareholders will not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a Shareholder Servicing Fee.


    The Plan and the Shareholder Servicing Agreement provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Distributor and Participating Organizations in carrying out their obligations under the Shareholder Servicing Agreement with respect to Class A shares, and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.


    The Plan and the Shareholder Servicing Agreement provide that the Manager may make payments from time to time from its own resources, which may include the management fee and past profits for the following purposes: (i) to defray costs, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing on behalf of the Class A shares of the Fund; (ii) to compensate certain Participating Organizations for providing assistance in distributing the Class A shares of the Fund; and (iii) to pay the costs of printing and distributing the Fund's prospectus to prospective investors, and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's Class A shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholding Servicing Fee (with respect to Class A shares) and past profits, for the purposes enumerated in (i) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and Distributor for any fiscal year under either the Investment Management Contract in effect for that year or under the Shareholder Servicing Agreement in effect for that year.

VI.  FINANCIAL HIGHLIGHTS


These financial highlights tables are intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, for the fiscal years ended August 31, 2000 and August 31, 1999, and by other auditors for the fiscal years prior to August 31, 1999. The report of PricewaterhouseCoopers LLP, along with the Fund's financial statements, is included in the annual report, which is available upon request.



                                                                     Year Ended August 31,
                                                 ------------------------------------------------------------
Class A                                            2000         1999         1998         1997         1996
-------                                          --------     --------     --------     --------     --------
Per Share Operating Performance:
(for a share outstanding throughout the year)
Net asset value, beginning of year.............  $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                 --------     --------     --------     --------     --------
Income from investment operations:
   Net investment income.......................     0.031        0.025        0.029        0.030        0.031
Less distributions:
   Dividends from net investment income........  (  0.031)    (  0.025)    (  0.029)    (  0.030)    (  0.031)
                                                  -------      -------      -------      -------      -------
Net asset value, end of year...................  $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                 ========     ========     ========     ========     ========
Total Return...................................     3.09%        2.50%        2.92%        3.08%        3.09%
Ratios/Supplemental Data
Net assets, end of year (000)..................  $  59,029    $  48,863    $ 119,754    $  96,683    $  36,758
Ratios to average net assets:
Expenses (Net of waivers and reimbursements)...     0.85%        0.78%        0.75%        0.57%        0.56%
Net investment income..........................     3.06%        2.51%        2.86%        3.03%        3.05%
Expenses paid indirectly.......................     --           --           --           --           0.06%
Management and administration fees waived and
   expense reimbursed..........................     0.30%        0.29%        0.27%        0.51%        0.67%

                                                                     Year Ended August 31,
                                                 ------------------------------------------------------------
Class B                                            2000         1999         1998         1997         1996
-------                                          --------     --------     --------     --------     --------
Per Share Operating Performance:
(for a share outstanding throughout the year)
Net asset value, beginning of year.............  $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                 --------     --------     --------     --------     --------
Income from investment operations:
   Net investment income.......................     0.033        0.028        0.032        0.033        0.033
Less distributions:
   Dividends from net investment income........  (  0.033)    (  0.028)    (  0.032)    (  0.033)    (  0.033)
                                                  -------      -------      -------      -------      -------
Net asset value, end of year...................  $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                 ========     ========     ========     ========     ========
Total Return...................................     3.39%        2.80%        3.22%        3.34%        3.35%
Ratios/Supplemental Data
Net assets, end of year (000)..................  $  28,786    $  24,448    $  25,050    $  11,782    $   9,611
Ratios to average net assets:
Expenses (Net of waivers and reimbursements)...     0.56%        0.50%        0.46%        0.30%        0.31%
Net investment income..........................     3.35%        2.78%        3.16%        3.27%        3.34%
Expenses paid indirectly.......................     --           --           --           --           0.06%
Management and administration fees waived and
   expense reimbursed..........................     0.30%        0.29%        0.27%        0.51%        0.67%

A Statement of Additional Information (SAI) dated December 29, 2000, includes additional information about the Fund and its investments and is incorporated by reference into this Prospectus. Further information about Fund investments is available in the Annual and Semi-Annual shareholder reports. You may obtain the SAI, the Annual and Semi-Annual reports and material incorporated by reference without charge by calling the Fund at 1-800-221-3079. To request other information, please call your financial intermediary or the Fund.

=====================================================



                                                                     FLORIDA
                                                                      DAILY
                                                                    MUNICIPAL
                                                                     INCOME
                                                                     FUND

                                                                   PROSPECTUS


                                                               December 29, 2000




=====================================================

A current SAI has been filed with the Securities and Exchange Commission. You may visit the EDGAR database on the Securities and Exchange Commission's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. Copies of the information may be obtained, after paying a duplicating fee, by sending an electronic request to publicinfo@sec.gov. These materials can also be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. In addition, copies of these materials may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

  Reich & Tang Distributors, Inc.
          600 Fifth Avenue
        New York, NY 10020
          (212) 830-5220

811-8654


FL12/00P

FLORIDA
DAILY MUNICIPAL                             600 Fifth Avenue, New York, NY 10020
INCOME FUND                                 (212) 830-5220

================================================================================
                       STATEMENT OF ADDITIONAL INFORMATION


                                December 29, 2000

                                 RELATING TO THE


                       FLORIDA DAILY MUNICIPAL INCOME FUND


                       PROSPECTUS DATED december 29, 2000

This Statement of Additional Information (SAI) is not a Prospectus. The SAI expands upon and supplements the information contained in the current Prospectus of the Florida Daily Municipal Income Fund (the "Fund"), dated December 29, 2000 and should be read in conjunction with the Fund's Prospectus.


A Prospectus may be obtained from any Participating Organization or by writing or calling the Fund toll-free at 1-(800) 221-3079. The Financial Statements of the Fund have been incorporated by reference into the SAI from the Fund's Annual Report. The Annual Report is available, without charge, upon request by calling the toll-free number provided.


The material relating to Purchase, Redemption and Pricing of Shares has been incorporated by reference to the Prospectus.


This Statement of Additional Information is incorporated by reference into the Prospectus in its entirety.

                                Table of Contents

Fund History.......................................... 2    Purchase, Redemption
Description of the Fund and Its Investments and                  and Pricing of Shares..............................19
  Risks............................................... 2    Taxation of the Fund....................................20
Management of the Fund................................13    Underwriters............................................22
Control Persons and Principal Holders of                    Calculation of Performance Data.........................22
  Securities..........................................14    Financial Statements....................................23
Investment Advisory and Other Services................15    Description of Ratings..................................24
Brokerage Allocation and Other Practices..............18    Corporate Taxable Equivalent Yield Table................25
Capital Stock and Other Securities....................19    Individual Taxable Equivalent Yield Table...............26


I.  FUND HISTORY

The Fund was established as a Massachusetts Business Trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated August 31, 1994.

II.  DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

The Fund is an open-end, management investment company that is a short-term, tax-exempt money market fund. The Fund's investment objectives are to seek to provide Florida residents with an investment that is, to the extent possible, exempt from the Florida intangible personal property tax and to seek as high a level of current income exempt from regular Federal income tax, as is believed to be consistent with preserving capital, maintaining liquidity and stabilizing principal. No assurance can be given that these objectives will be achieved.

The following discussion expands upon the description of the Fund's investment objectives and policies in the Prospectus for each Class of shares.


The Fund's assets will be invested primarily in (i) high quality debt obligations issued by or on behalf of the State of Florida, other states, territories and possessions of the United States and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is, in the opinion of bond counsel to the issuer at the date of issuance, exempt from regular Federal income taxation at the time of issuance ("Municipal Obligations") and in (ii) Participation Certificates (which cause the Fund to be treated as the owner of the underlying Municipal Obligations for Federal income tax purposes) in Municipal Obligations purchased from banks, insurance companies or other financial institutions ("Participation Certificates"). Dividends paid by the Fund are "exempt-interest dividends" by virtue of being properly designated by the Fund as derived from Municipal Obligations and Participation Certificates. They will be exempt from regular Federal income tax provided the Fund complies with Section 852(b)(5) of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). However, such interest, including "exempt-interest dividends" may be subject to the Federal alternative minimum tax.


To the extent the Fund's assets consist exclusively of obligations (including Participation Certificates) issued by or on behalf of the State of Florida or any Florida local governments, or their instrumentalities, authorities or districts ("Florida Municipal Obligations") or territories and possessions of the United States and their authorities, agencies, instrumentalities and political subdivisions on December 31st of each taxable year, shareholders of the Fund will be exempt from the Florida intangible personal property tax. (See "Florida Taxes" herein.) To the extent that suitable Florida Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities. The dividends on these will be designated by the Fund as derived from interest income which will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from regular Federal income tax. Except as a temporary defensive measure during periods of adverse market conditions as determined by the Manager, the Fund will invest at least 65% of its assets in Florida Municipal Obligations, although the exact amount of the Fund's assets invested in such securities will vary from time to time. The Fund seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less and to value its investment portfolio at amortized cost and maintain a net asset value at $1.00 per share of each Class. There can be no assurance that this value will be maintained.


The Fund may hold uninvested cash reserves pending investment. The Fund's investments may include "when-issued" Municipal Obligations, stand-by commitments and taxable repurchase agreements. Although the Fund will attempt to invest 100% of its assets in Municipal Obligations and in Participation Certificates, the Fund reserves the right to invest up to 20% of the value of its total assets in securities, the interest income on which is subject to regular Federal, state and local income tax. The Fund may invest more than 25% of its assets in Participation Certificates purchased from banks in industrial revenue bonds and other Florida Municipal Obligations. In view of this possible "concentration" in Participation Certificates in Florida Municipal Obligations, which may be secured by bank letters of credit or guarantees, an investment in Fund shares should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. (See "Variable Rate Demand Instruments and Participation Certificates" herein.) The investment objectives of the Fund described in the preceding paragraphs of this section may not be changed unless approved by the holders of a majority of the outstanding shares of the Fund that would be affected by such a change. As used herein, the term "majority of the outstanding shares" of the Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may only purchase United States dollar-denominated securities that have been determined by the Fund's Board of Trustees to present minimal credit risks and that are Eligible Securities at the time of acquisition. The term

Eligible Securities means: (i) securities which have or are deemed to have remaining maturities of 397 days or less and rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or in such categories by the only NRSRO that has rated the Municipal Obligations (collectively, the "Requisite NRSROs"); or (ii) unrated securities determined by the Fund's Board of Trustees to be of comparable quality. In addition, securities which have or are deemed to have remaining maturities of 397 days or less but that at the time of issuance were long-term securities (i.e. with maturities greater than 366 days) are deemed unrated and may be purchased if such had received a long-term rating from the Requisite NRSROs in one of the three highest rating categories. Provided, however, that such securitiy may not be purchased if it (i) does not satisfy the rating requirements set forth in the preceding sentence and (ii) has received a long-term rating from any NRSRO that is not within the three highest long-term rating categories. A determination of comparability by the Board of Trustees is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the securities. While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, ("S&P") and Moody's Investors Service, Inc. ("Moody's"). The two highest ratings by S&P and Moody's are "AAA" and "AA" by S&P in the case of long-term bonds and notes or "Aaa" and "Aa" by Moody's in the case of bonds; "SP-1" and "SP-2" by S&P or "MIG-1" and "MIG-2" by Moody's in the case of notes; "A-1" and "A-2" by S&P or "Prime-1" and "Prime-2" by Moody's in the case of tax-exempt commercial paper. The highest rating in the case of variable and floating demand notes is "VMIG-1" by Moody's or "SP-1/AA" by S&P. Such instruments may produce a lower yield than would be available from less highly rated instruments.


All investments by the Fund will mature or will be deemed to mature within 397 days or less from the date of acquisition and the average maturity of the Fund portfolio (on a dollar-weighted basis) will be 90 days or less. The maturities of variable rate demand instruments held in the Fund's portfolio will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Board of Trustees of the Fund shall promptly reassess whether the security presents minimal credit risks and shall cause the Fund to take such action as the Board of Trustees determines is in the best interest of the Fund and its shareholders. However, reassessment is not required if the security is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Trustees is subsequently notified of the Manager's actions.


In addition, in the event that a security (i) is in default, (ii) ceases to be an Eligible Security under Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act") or (iii) is determined to no longer present minimal credit risks, or an event of insolvency occurs with respect to the issues of a portfolio security or the provider of any Demand Feature or Guarantee, the Fund will dispose of the security absent a determination by the Fund's Board of Trustees that disposal of the security would not be in the best interests of the Fund. Disposal of the security shall occur as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the SEC of such fact and of the actions that the Fund intends to take in response to the situation.


The Fund has elected and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Code. The Fund will be restricted in that at the close of each quarter of the taxable year, at least 50% of the value of its total assets must be represented by cash, government securities, regulated investment company securities and other securities. The other securities must be limited in respect of any one issue to not more than 5% in value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of the Fund's total assets may be invested in securities of one issuer other than government securities or regulated investment company securities. The limitations described in this paragraph regarding qualification as a "regulated investment company" are not fundamental policies and may be revised to the extent applicable Federal income tax requirements are revised. (See "Federal Income Taxes" herein.)

Description Of Municipal Obligations

As used herein, "Municipal Obligations" include the following as well as "Variable Rate Demand Instruments and Participation Certificates".

1. Municipal Bonds with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. Municipal Bonds are debt obligations of states, cities, counties, municipalities and municipal agencies (all of which are generally referred to as "municipalities"). They generally have a maturity at the time of issue of one year or more and are issued to raise funds for various public purposes such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for institutions and facilities.

     The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and other governmental units. The principal of, and interest on revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer's general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.

     In addition, certain kinds of "private activity bonds" are issued by public authorities to provide funding for various privately operated industrial facilities (hereinafter referred to as "industrial revenue bonds" or "IRBs"). Interest on IRBs is generally exempt, with certain exceptions, from regular Federal income tax pursuant to Section 103(a) of the Code, provided the issuer and corporate obligor thereof continue to meet certain conditions. (See "Federal Income Taxes" herein.) IRBs are, in most cases, revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on IRBs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. If there is no established secondary market for the IRBs, the IRBs or the Participation Certificates in IRBs purchased by the Fund will be supported by letters of credit, guarantees or insurance that meet the definition of Eligible Securities at the time of acquisition and provide the demand feature which may be exercised by the Fund at any time to provide liquidity. Shareholders should note that the Fund may invest in IRBs acquired in transactions involving a Participating Organization. In accordance with Investment Restriction 6 herein, the Fund is permitted to invest up to 10% of the portfolio in high quality, short-term Municipal Obligations (including IRBs) meeting the definition of Eligible Securities at the time of acquisition that may not be readily marketable or have a liquidity feature.

2. Municipal Notes with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. The principal kinds of Municipal Notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. Project notes are issued by local agencies and are guaranteed by the United States Department of Housing and Urban Development. Project notes are also secured by the full faith and credit of the United States. The Fund's investments may be concentrated in Municipal Notes of Florida issuers.

3. Municipal Commercial Paper that is an Eligible Security at the time of acquisition. Issues of Municipal Commercial Paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing. They are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

4. Municipal Leases, which may take the form of a lease or an installment purchase or conditional sale contract, issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal Leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses. These clauses provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase Municipal Leases subject to a non-appropriation clause where the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution. These types of Municipal Leases may be considered illiquid and subject to the 10% limitation of investments in illiquid securities set forth under "Investment Restrictions" contained herein. The Board of

     Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring the liquidity of Municipal Leases. In making such determination, the Board and the Manager may consider such factors as the frequency of trades for the obligation, the number of dealers willing to purchase or sell the obligations and the number of other potential buyers and the nature of the marketplace for the obligations, including the time needed to dispose of the obligations and the method of soliciting offers. If the Board determines that any Municipal Leases are illiquid, such lease will be subject to the 10% limitation on investments in illiquid securities.


5.   Any  other  Federal  tax-exempt,   and  to  the  extent  possible,  Florida
     tax-exempt obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions, whose inclusion in the Fund will be consistent with the Fund's "Description of the Fund and Its Investments and Risks" and permissible under Rule 2a-7 under the 1940 Act.


Subsequent to its purchase by the Fund, a rated Municipal Obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Board of Trustees of the Fund shall promptly reassess whether the Municipal Obligation presents minimal credit risks and shall cause the Fund to take such action as the Board of Trustees determines is in the best interest of the Fund and its shareholders. However, reassessment is not required if the Municipal Obligation is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Trustees is subsequently notified of the Manager's actions.

In addition, in the event that a Municipal Obligation (i) is in default, (ii) ceases to be an Eligible Security under Rule 2a-7 of the 1940 Act or (iii) is determined to no longer present minimal credit risks, or an event of insolvency occurs with respect to the issues of a portfolio security or the provider of any Demand Feature or Guarantee, the Fund will dispose of the security absent a determination by the Fund's Board of Trustees that disposal of the security would not be in the best interests of the Fund. Disposal of the security shall occur as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the SEC of such fact and of the actions that the Fund intends to take in response to the situation.

Variable Rate Demand Instruments and Participation Certificates

Variable rate demand instruments that the Fund will purchase are tax-exempt Municipal Obligations. They provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specified number of days notice either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument.

The variable rate demand instruments in which the Fund may invest are payable on demand on not more than thirty calendar days' notice and may be exercised at any time or at specified intervals not exceeding 397 days depending upon the terms of the instrument. Variable rate demand instruments that can not be disposed of properly within seven days in the ordinary course of business are illiquid securities. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to 397 days. The adjustments are based upon the "prime rate"* of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. The Fund decides which variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board of Trustees to minimize credit risks. A fund utilizing the amortized cost method of valuation under Rule 2a-7 of the 1940 Act may purchase variable rate demand instruments only if (i) the instrument is subject to an unconditional demand feature, exercisable by the Fund in the event of a default in the payment of principal or interest on the underlying securities, that is an Eligible Security or (ii) the instrument is not subject to an unconditional demand feature but does qualify as an Eligible Security and has a long-term rating by the Requisite NRSROs in one of the two highest rating categories, or if unrated, is determined to be of comparable quality by the Fund's Board of Trustees. The Fund's Board of Trustees may determine that an unrated variable rate demand instrument meets the Fund's high quality criteria if it is backed by a letter of credit or guarantee or is insured by an insurer that meets the quality criteria for the Fund stated herein or on the basis of a credit evaluation of the underlying obligor. If an instrument is ever not deemed to be an Eligible Security, the Fund either will sell it in the market or exercise the demand feature.

The variable rate demand instruments that the Fund may invest in include Participation Certificates purchased by the Fund from banks, insurance companies or other financial institutions in fixed or variable rate, tax-exempt Municipal


----------

* The prime rate is generally the rate charged by a bank to its most creditworthy customers for short-term loans. The prime rate of a particular bank may differ from other banks and will be the rate announced by each bank on a particular day. Changes in the prime rate may occur with great frequency and generally become effective on the date announced.

Obligations (expected to be concentrated in IRBs) owned by such institutions or affiliated organizations. The Fund will not purchase Participation Certificates in fixed rate tax-exempt Municipal Obligations without obtaining an opinion of counsel that the Fund will be treated as the owner thereof for Federal income tax purposes. A participation certificate gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation and provides the demand repurchase feature described below. Where the institution issuing the participation does not meet the Fund's eligibility criteria, the participation is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the participation certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation) or insurance policy of an insurance company that the Board of Trustees of the Fund has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the participation certificate back to the institution. Where applicable, the Fund can draw on the letter of credit or insurance after no more than 30 days notice either at any time or at specified intervals not exceeding 397 days (depending on the terms of the participation), for all or any part of the full principal amount of the Fund's participation interest in the security plus accrued interest. The Fund intends to exercise the demand only (i) upon a default under the terms of the bond documents, (ii) as needed to provide liquidity to the Fund in order to make redemptions of Fund shares or (iii) to maintain a high quality investment portfolio. The institutions issuing the Participation Certificates will retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Fund. The total fees generally range from 5% to 15% of the applicable prime rate, or other interest rate index. With respect to insurance, the Fund will attempt to have the issuer of the participation certificate bear the cost of the insurance. However, the Fund retains the option to purchase insurance if necessary, in which case the cost of the insurance will be an expense of the Fund subject to the expense limitation (see "Expense Limitation" herein). The Manager has been instructed by the Fund's Board of Trustees to continually monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Fund, including the Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services which the Fund may subscribe.
Although these instruments may be sold by the Fund, the Fund intends to hold them until maturity, except under the circumstances stated above.

Because the Fund may concentrate in Participation Certificates of Florida Municipal Obligations, which may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit. The Fund may invest 25% or more of the net assets of any portfolio in securities that are related in such a way that an economic, business or political development or change affecting one of the securities would also affect the other securities. This includes, for example, securities the interest upon which is paid from revenues of similar type projects, or securities the issuers of which are located in the same state.

While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The portfolio may contain variable maximum rates set by state law, which limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent state law contains such limits, increases or decreases in value may be somewhat greater than would be the case without such limits. Additionally, the portfolio may contain variable rate demand Participation Certificates in fixed rate Municipal Obligations. The fixed rate of interest on these Municipal Obligations will be a ceiling on the variable rate of the participation certificate. In the event that interest rates increase so that the variable rate exceeds the fixed rate on the Municipal Obligations, the Municipal Obligations can no longer be valued at par and may cause the Fund to take corrective action, including the elimination of the instruments from the portfolio. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable banks' "prime rates", or other interest rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

Because of the variable rate nature of the instruments, the Fund's yield will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, the Fund's yield will increase and its shareholders will have reduced risk of capital depreciation.

For purposes of determining whether a variable rate demand instrument held by the Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (i) the period required before the Fund is entitled to receive payment of the principal amount of the instrument or (ii) the period remaining until the instrument's next interest rate adjustment. The maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Fund's dollar-weighted average portfolio maturity. If a variable rate demand instrument ceases to be an Eligible Security it will be sold in the market or through exercise of the repurchase demand feature to the issuer.

When-Issued Securities

New issues of certain Municipal Obligations frequently are offered on a when-issued basis. The payment obligation and the interest rate that will be received on these Municipal Obligations are each fixed at the time the buyer enters into the commitment although delivery and payment of the Municipal Obligations normally take place within 45 days after the date of the Fund's commitment to purchase. Although the Fund will only make commitments to purchase when-issued Municipal Obligations with the intention of actually acquiring them, the Fund may sell these securities before the settlement date if deemed advisable by the Manager.

Municipal Obligations purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way; that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing Municipal Obligations on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. A separate account of the Fund consisting of cash or liquid debt securities equal to the amount of the when-issued commitments will be established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market or fair value of such securities declines, additional cash or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. On the settlement date of the when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or lesser than the Fund's payment obligations). Sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from Federal income tax.

Stand-by Commitments

When the Fund purchases Municipal Obligations, it may also acquire stand-by commitments from banks and other financial institutions. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund's option a specified Municipal Obligation at a specified price with same day settlement. A stand-by commitment is the equivalent of a "put" option acquired by the Fund with respect to a particular Municipal Obligation held in its portfolio.

The amount payable to the Fund upon its exercise of a stand-by commitment normally would be (i) the acquisition cost of the Municipal Obligation (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (ii) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, the Fund would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying Municipal Obligation.

The Fund's right to exercise a stand-by commitment would be unconditional and unqualified. A stand-by commitment would not be transferable by the Fund, although it could sell the underlying Municipal Obligation to a third party at any time.

The Fund expects stand-by commitments to generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after the acquisition of each stand-by commitment.

The Fund will enter into stand-by commitments only with banks and other financial institutions that, in the Manager's opinion, present minimal credit risks. If the issuer of the Municipal Obligation does not meet the eligibility criteria, the issuer of the stand-by commitment will have received a rating which meets the eligibility criteria or, if not rated, will present a minimal risk of default as determined by the Board of Trustees. The Fund's reliance upon the credit of these banks and broker-dealers will be supported by the value of the underlying Municipal Obligations held by the Fund that were subject to the commitment.

The Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The purpose of this practice is to permit the Fund to be fully invested in securities the interest on which is exempt from Federal income tax while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the stand-by commitment. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying Municipal Obligations which will continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by the Fund will be valued at zero in determining net asset value. In those cases in which the Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund. Stand-by commitments will not affect the dollar-weighted average maturity of the Fund's portfolio. The maturity of a security subject to a stand-by commitment is longer than the stand-by repurchase date.

The stand-by commitments the Fund may enter into are subject to certain risks. These include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by the Fund, and that the maturity of the underlying security will generally be different from that of the commitment.

In addition, the Fund may apply to the Internal Revenue Service for a ruling, or seek from its counsel an opinion, that interest on Municipal Obligations subject to stand-by commitments will be exempt from Federal income taxation (see "Federal Income Taxes" herein). In the absence of a favorable tax ruling or opinion of counsel, the Fund will not engage in the purchase of securities subject to stand-by commitments.

Taxable Securities

Although the Fund will attempt to invest 100% of its net assets in tax-exempt Municipal Obligations, the Fund may invest up to 20% of the value of its total assets in securities of the kind described below. The interest income from such securities is subject to regular Federal income tax, under any one or more of the following circumstances: (i) pending investment of proceeds of sales of Fund shares or of portfolio securities; (ii) pending settlement of purchases of portfolio securities; and (iii) to maintain liquidity for the purpose of meeting anticipated redemptions. In addition, the Fund may temporarily invest more than 20% in such taxable securities when, in the opinion of the Manager, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. The kinds of taxable securities in which the Fund may invest are limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (i) obligations of the United States Government or its agencies, instrumentalities or authorities; (ii) commercial paper meeting the definition of Eligible Securities at the time of acquisition; (iii) certificates of deposit of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements with respect to any Municipal Obligations or other securities which the Fund is permitted to own.

Repurchase Agreements

The Fund may invest in instruments subject to repurchase agreements with securities dealers or member banks of the Federal Reserve System. Under the terms of a typical repurchase agreement, the Fund will acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed to be loans under the 1940 Act. All repurchase agreements entered into by the Fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon. Additionally, the Fund or its custodian shall have possession of the collateral, which the Fund's Board believes will give it a valid, perfected security interest in the collateral. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Fund's Board believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. It is expected that repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Fund. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment, together with illiquid securities held by the Fund, exceeds 10% of the Fund's total net assets. (See Investment Restriction Number 6 herein.) Repurchase agreements are subject to the same risks described herein for stand-by commitments.

Florida Risk Factors

Because the Fund invests in Florida issues, it is susceptible to political, economic, regulatory or other factors affecting issuers of Florida Municipal Obligations and bank participant certificates therein. The following is only a brief summary of the special risk factors affecting the State of Florida and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of Florida obligations may be subject.


The State Economy. In 1980 the State of Florida (the "State") ranked seventh among the fifty states with a population of 9.7 million people. The State has grown dramatically since then and, as of April 1, 1999, ranked fourth among the fifty states with an estimated population of 15.3 million, an overall increase of approximately 58% since 1980. Because of the national recession, Florida's net-migration declined to 138,000 in 1992, but migration since recovered to 326,312 in 2000. Since 1990 the prime working age population (18-44) has grown 9.7%. The share of Florida's total working age population (18-64) to total state population is approximately 59%. Non-farm employment has grown by approximately 28.3% since 1992. The service sector is Florida's largest employment sector, presently accounting for 36.8% of total non-farm employment. Manufacturing jobs in Florida are concentrated in the area of high-tech and high value-added sectors, such as electrical and electronic equipment as well as printing and publishing. Foreign trade has contributed significantly to Florida's employment growth. Florida's dependence on highly cyclical construction and construction-related manufacturing has declined. Total contract construction employment as a share of total non-farm employment has fallen from a peak of over 10% in 1973, to approximately 7.5% in the late 1980's, to approximately 5.3% in 1999. Although the non-farm job creation rate for the State is almost over two times the rate for the nation as a whole, since 1995, the unemployment rate for the State has been below or about the same as the national average. The rate of unemployment for Florida as of November 2000 was 3.9%, while the national unemployment rate was 4.0%. Because Florida has a proportionately greater retirement age population, property income (dividends, interest and rent) and transfer payments (social security and pension benefits) are a relatively more important source of income.


The ability of the State and its local units of government to satisfy the Debt Obligations may be affected by numerous factors which impact on the economic vitality of the State in general and the particular region of the State in which the issuer of the Debt Obligations is located. South Florida is particularly susceptible to international trade and currency imbalances and to economic dislocations in Central and South America, due to its geographical location and its involvement with foreign trade, tourism and investment capital. South and central Florida are impacted by problems in the agricultural sector, particularly with regard to the citrus and sugar industries. Short-term adverse economic conditions may be created in these areas, and in the State as a whole, due to crop failures, severe weather conditions or other agriculture-related problems. The State economy also has historically been somewhat dependent on the tourism and construction industries and is sensitive to trends in those sectors.

The State Budget. Florida prepares an annual budget which is formulated each year and presented to the Government and Legislature. Under the State Constitution and applicable statutes, the State budget as a whole, and each separate fund within the State budget, must be kept in balance from currently available revenues during each State fiscal year. (The State's fiscal year runs from July 1 through June 30.) The Governor and the Comptroller of the State are charged with the responsibility of ensuring that sufficient revenues are collected to meet appropriations and that no deficit occurs in any State fund.


The financial operations of the State covering all receipts and expenditures are maintained through the use of four types of funds: the General Revenue Fund, Trust Funds, the Working Capital Fund and the Budget Stabilization Fund. The majority of the State's tax revenues are deposited in the General Revenue Fund and moneys in the General Revenue Fund are expended pursuant to appropriations acts. In fiscal year 1998-99, appropriations for education, health and welfare and public safety represented approximately 55%, 29% and 16%, respectively, of funds available from the General Revenue Fund. The Trust Funds consist of moneys received by the State which under law or trust agreement are segregated for a purpose authorized by law. Revenues in the General Revenue Fund which are in excess of the amount needed to meet appropriations may be transferred to the Working Capital Fund.

State Revenues. Estimated General Revenues, Working Capital Fund revenue and Budget Stabilization funds of

 $20,750 million for the fiscal year June 30, 2000 represent an increase of 5.4% over revenues for fiscal year ended June 30, 1999. Estimated Revenue for the fiscal year June 30, 2000 of $18,817.1 million represents an increase of 5.2% over the fiscal year ended June 30, 1999. With combined General Revenues, Working Capital Fund and Budget Stabilization Fund appropriations at $18,594.1 million, including a $60.1 million transfer to the Budget Stabilization Fund, unencumbered reserves at fiscal year end June 30, 2000 are estimated at $2,155.9 million.

In the fiscal year ended June 30, 1999, the State derived approximately 67% of its total direct revenues for deposit in the General Revenue Fund, Trust Funds, Working Capital Fund and Budget Stabilization funds from State taxes and fees. Federal Funds and other special revenues accounted for the remaining revenues. The greatest single source of tax receipts in the State is the 6% sales and use tax. For the fiscal year ended June 30, 2000, receipts from the sales and use tax totaled $15,076.9 million, an increase of approximately 8.3% over the fiscal year ended June 30, 1999. In addition to the 6% State sales tax, local governments may (by referendum) assess a 0.5% or 1% discretionary sales surtax within their county. Proceeds from this local option sales tax are earmarked for funding local infrastructure programs and acquiring land for public recreation, or the protection or conservation of local resources in accordance with State law. In addition, non-consolidated counties with a population in excess of 800,000 may levy a local option sales tax to fund indigent health care. The tax rate of this health care surtax may not exceed 0.5% and the combined levy of this surtax with the infrastructure surtax may not exceed 1%. Furthermore, charter counties which adopted a charter prior to June 1, 1976 and each county with a consolidated county/municipal government may (by referendum) assess up to a 1% discretionary sales surtax within their county, to be earmarked for the development, construction, maintenance and operation of a fixed guideway rapid transit system or may be remitted to an expressway or transportation authority for use on county roads, bridges or bus systems, or to service bonds financing roads or bridges, in accordance with State law. The second largest source of State tax receipts is the tax on motor fuels including the tax receipts distributed to local governments. Receipts from the taxes on motor fuels are almost entirely dedicated to trust funds for specific purposes or transferred to local governments and are not included in the General Revenue Fund. For the fiscal year ended June 30, 2000, collections of this tax totaled $1,663.2 million.

The State currently does not impose a personal income tax. However, the State does impose a corporate income tax on the net income of corporations, organizations, associations and other artificial entities for the privilege of conducting business, deriving income or existing within the State. For the fiscal year ended June 30, 2000, receipts from the corporate income tax totaled $1,406.5 million, a decrease of approximately 4.5% from the fiscal year ended June 30, 1999. The Documentary Stamp Tax collections totaled $1,223.5 million during the fiscal year ended June 30, 2000, or approximately a 3.2% increase from the fiscal year ended June 30, 1999. The Alcoholic Beverage Tax, an excise tax on beer, wine and liquor and a major source of state funds, totaled $604.6 million in the fiscal year June 30, 2000. Collections of the Intangible Personal Property Tax raised $994.7 million in the fiscal year ended June 30, 2000, a 17.7% decrease from the previous fiscal year. The Florida lottery in the fiscal year ended June 30, 2000 generated $861.2 million for education.


While the State does not levy ad valorem taxes on real property or tangible personal property, counties, municipalities and school districts are authorized by law, and special districts may be authorized by law, to levy ad valorem taxes. Under the State Constitution, ad valorem taxes may not be levied by counties, municipalities, school districts and water management districts in excess of the following respective millages upon the assessed value of real estate and tangible personal property: for all county purposes, 10 mills; for all municipal purposes, 10 mills; for all school purposes, 10 mills; and for water management purposes, either 0.05 mill or 1.0 mill, depending upon geographic location. These millage limitations do not apply to taxes levied for payment of bonds and taxes levied for periods not longer than two years when authorized by a vote of the electors. (Note: one mill equals one-tenth of one cent.)

The State Constitution and statutes provide for the exemption of homesteads from certain taxes. The homestead exemption is an exemption from all taxation, except for assessments for special benefits, up to a specific amount of the assessed valuation of the homestead. This exemption is available to every person who has the legal or equitable title to real estate and maintains thereon his or her permanent home. All permanent residents of the State are currently entitled to a $25,000 homestead exemption from levies by all taxing authorities; however, such exemption is subject to change upon voter approval.

As of January 1, 1994, the annual increase in the assessed valuation of homestead property is constitutionally limited to the lesser of 3% or the increase in the Consumer Price Index during the relevant year, except in the event of a sale thereof during such year, and except as to improvements thereto during such year.

Since municipalities, counties, school districts and other special purpose units of local governments with power to issue general obligation bonds have authority to increase the millage levy for voter approved general obligation debt to the amount necessary to satisfy the related debt service requirements, the constitutional valuation cap is not expected to adversely affect the ability of these entities to pay the principal of or interest on such general obligation bonds. However, in periods of high inflation, those local government units whose operating millage levies are approaching the constitutional cap and whose tax base consists largely of residential real estate, may, as a result of the constitutional valuation cap, need to place greater reliance on non-ad valorem revenue sources to meet their operating budget needs.

State General Obligation Bonds and State Revenue Bonds. The State Constitution does not permit the State to issue debt obligations to fund governmental operations. Generally, the State Constitution authorizes State bonds pledging the full faith and credit of the State only to finance or refinance the cost of State fixed capital outlay projects, upon approval by a vote of the electors, and provided that the total outstanding principal amount of such bonds does not exceed 50% of the total tax revenues of the State for the two preceding fiscal years. Revenue bonds may be issued by the State or its agencies without a vote of the electors only to finance or refinance the cost of State fixed capital outlay projects or higher education student loans which are payable solely from funds derived directly from sources other than State tax revenues.

Exceptions to the general provisions regarding the full faith and credit pledge of the State are contained in specific provisions of the State Constitution which authorize the pledge of the full faith and credit of the State, without electorate approval, but subject to specific coverage requirements, for: certain road and bridge projects (including the actual and incidental costs of acquiring real property or the rights thereto for state roads), county education projects, State higher education projects, State system of Public Education and construction of air and water pollution control and abatement facilities, solid waste disposal facilities and certain other water facilities.

Local Bonds. The State Constitution provides that counties, school districts, municipalities, special districts and local governmental bodies with taxing powers may issue debt obligations payable from ad valorem taxation and maturing more than 12 months after issuance, only (i) to finance or refinance capital projects authorized by law, provided that electorate approval is obtained; or
(ii) to refund outstanding debt obligations and interest and redemption premium thereon at a lower net average interest cost rate.

Counties, municipalities and special districts are authorized to issue revenue bonds to finance a variety of self-liquidating projects pursuant to the laws of the State, such revenue bonds to be secured by and payable from the rates, fees, tolls, rentals and other charges for the services and facilities furnished by the financed projects. Under State law, counties and municipalities are permitted to issue bonds payable from special tax sources for a variety of purposes, and municipalities and special districts may issue special assessment bonds.


Bond Ratings. General obligation bonds of the State are currently rated Aa2 by Moody's and AA+ by S&P's.



Florida Retirement System

This system was created in 1970 to provide a retirement and survivor benefit program for participating public employees. Although retirement coverage is employee noncontributory and there are cost-of-living adjustments, the Constitution does not allow any increase in the benefits unless that unit has made provision for the funding of the increase on a sound actuarial basis. The latest actuarial update of the Florida Retirement System prepared as of July 1, 1996 indicated that the value of the assets available for benefits funded 86.4% of the pension benefit obligation.

Florida Hurricane Catastrophe Fund

The Florida Hurricane Catastrophe Fund (FHCF) was created in 1993 as a State trust fund to provide reimbursement to qualified insurers for a portion of their catastrophic hurricane losses; thereby creating additional insurance capacity to ensure that covered structures (and their contents) damaged or destroyed in a hurricane may be repaired or reconstructed as soon as possible. Payments made to insurers shall not exceed the monies in the fund, together with the maximum amount of revenue bonds that may be issued by a county or municipality.


Litigation. Due to its size and its broad range of activities, the State (and its officers and employees) are involved in numerous routine lawsuits. The managers of the departments of the State involved in such routine lawsuits believe that the results of such pending litigation will not materially affect the State's financial position. In addition to the routine litigation pending against the State, its officers and employees, Florida's 1997 tobacco litigation settlement, as amended in 1998, is expected to total $13 billion over a 25 year period. The settlement anticipates that Florida will use the proceeds for children's healthcare coverage and other health-related services, to reimburse Florida for medical expenses it has incurred, and for mandated improvements in enforcement efforts against the sale of tobacco products to minors.

Summary. Many factors including national, economic, social and environmental policies and conditions, most of which are not within the control of the State or its local units of government, could affect or could have an adverse impact on the financial condition of the State. Additionally, the limitations placed by the State Constitution on the State and its local units of government with respect to income taxation, ad valorem taxation, bond indebtedness and other matters discussed above, as well as other applicable statutory limitations, may constrain the revenue-generating capacity of the State and its local units of government and, therefore, the ability of the issuers of the Bonds to satisfy their obligations thereunder.

There can be no assurance that general economic difficulties or the financial circumstances of Florida or its counties and municipalities will not adversely affect the market value of Florida Municipal Obligations or the ability of the obligors to pay debt service on such obligations.

Investment Restrictions

The Fund has adopted the following fundamental investment restrictions which apply to all portfolios. They may not be changed unless approved by a majority of the outstanding shares "of each series of the Fund's shares that would be affected by such a change." The term "majority of the outstanding shares" of the Fund means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The Fund may not:


1. Make portfolio investments other than as described under "Description of the Fund and Its Investments and Risks" Any other form of Federal tax-exempt investment must meet the Fund's high quality criteria, as determined by the Board of Trustees, and be consistent with the Fund's objectives and policies.


2. Borrow money. This restriction shall not apply to borrowings from banks for temporary or emergency (not leveraging) purposes. This includes the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any investments. Interest paid on borrowings will reduce net income.

3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets and only to secure borrowings for temporary or emergency purposes.


4. Sell securities short or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options. However, securities subject to a demand obligation and stand-by commitments may be purchased as set forth under "Description of the Fund and Its Investments and Risks" herein.


5. Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

6. Purchase securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"), except the Fund may purchase variable rate demand instruments which contain a demand feature. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with securities that are not readily marketable held by the Fund exceed 10% of the Fund's net assets.

7. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests. This shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests in real estate.


8. Make loans to others, except through the purchase of portfolio investments, including repurchase agreements, as described under " Description of the Fund and Its Investments and Risks" herein.


9. Purchase more than 10% of all outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control.

10. Invest more than 25% of its assets in the securities of "issuers" in any single industry. The Fund may invest more than 25% of its assets in Participation Certificates and there shall be no limitation on the purchase of those Municipal Obligations and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of an industrial revenue bond, if that bond is backed only by the assets and revenues of the non-government user, then such non-government user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Immediately after the acquisition of any securities subject to a Demand Feature or Guarantee (as such terms are defined in Rule 2a-7 of the 1940 Act), with respect to 75% of the total assets of the Fund, not more than 10% of the Fund's assets may be invested in securities that are subject to a Guarantee or Demand Feature from the same institution. However, the Fund may only invest more than 10% of its assets in securities subject to a Guarantee or Demand Feature issued by a Non-Controlled Person (as such term is defined in Rule 2a-7 of the 1940 Act).

11. Invest in securities of other investment companies. The Fund may purchase unit investment trust securities where such unit trusts meet the investment objectives of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

12. Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with a permitted borrowing.


If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

III.  MANAGEMENT OF THE FUND


The Fund's Board of Trustees, which is responsible for the overall management and supervision of the Fund, has employed the Manager to serve as investment manager of the Fund. The Manager provides persons satisfactory to the Fund's Board of Trustees to serve as officers of the Fund. Such officers, as well as certain other employees and Trustees of the Fund, may be directors or officers of Reich & Tang Asset Management, Inc., the sole general partner of the Manager or employees of the Manager or its affiliates. Due to the services performed by the Manager, the Fund currently has no employees and its officers are not required to devote their full-time to the affairs of the Fund.


The Trustees and Officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise specified, the address of each of the following persons is 600 Fifth Avenue, New York, New York 10020. Mr. Duff may be deemed an "interested person" of the Fund, as defined in the 1940 Act, on the basis of his affiliation with Reich & Tang Asset Management L.P.


Steven W. Duff, 47 - President and Trustee of the Fund, has been President of the Mutual Funds Division of the Manager since September 1994. Mr. Duff is also President and a Director/Trustee of 11 other funds in the Reich & Tang Fund Complex, Executive Vice President of Delafield Fund, Inc., Director of Pax World Money Market Fund, Inc., Chief Executive Officer of Tax Exempt Proceeds Fund, Inc. and President of Back Bay Funds, Inc.


Dr. W. Giles Mellon, 69 - Trustee of the Fund, is Professor of Business Administration and Area Chairman of Economics in the Graduate School of Management, Rutgers University which he has been associated with since 1966. His address is Rutgers University Graduate School of Management, 92 New Street, Newark, New Jersey 07102. Dr. Mellon is also a Director/Trustee of 12 other funds in the Reich & Tang Fund Complex.


Robert Straniere, 59 - Trustee of the Fund, has been a member of the New York State Assembly and a partner with The Straniere Law Firm since 1981. His address is 182 Rose Avenue, Staten Island, New York 10306. Mr. Straniere is also a Director/Trustee of 12 other funds in the Reich & Tang Fund Complex and a Director of Life Cycle Mutual Funds, Inc.

Dr. Yung Wong, 62 - Trustee of the Fund, was Director of Shaw Investment Management (UK) Limited from 1994 to October 1995 and formerly General Partner of Abacus Partners Limited Partnership (a general partner of a venture capital investment firm) from 1984 to 1994. His address is 29 Alden Road, Greenwich, Connecticut 06831. Dr. Wong is also a Director/Trustee of 12 other funds in the Reich & Tang Fund Complex. Dr. Wong is also a Trustee of Eclipse Financial Asset Trust.


Molly Flewharty, 49 - Vice President of the Fund, has been Vice President of the Mutual Funds Division of the Manager since September 1993. Ms. Flewharty was formerly Vice President of Reich & Tang, Inc. which she was associated with from December 1977 to September 1993. Ms. Flewharty is also Vice President of 15 other funds in the Reich & Tang Fund Complex.


Lesley M. Jones, 52 - Vice President of the Fund, has been Senior Vice President of the Mutual Funds Division of the Manager since September 1993. Ms. Jones was formerly Senior Vice President of Reich & Tang, Inc. which she was associated with from April 1973 to September 1993. Ms. Jones is also a Vice President of 11 other funds in the Reich & Tang Fund Complex.


Dana E. Messina, 44 - Vice President of the Fund, has been Executive Vice President of the Mutual Funds Division of the Manager since January 1995 and was Vice President from September 1993 to January 1995. Ms. Messina was formerly
Vice President of Reich & Tang, Inc. with which she was associated with from December 1980 to September 1993. Ms. Messina is also Vice President of 12 other funds in the Reich & Tang Fund Complex.


Bernadette N. Finn, 53 - Secretary of the Fund, has been Vice President of the Mutual Funds Division of the Manager since September 1993 and Senior Vice President since December 2000. Ms. Finn was formerly Vice President and Assistant Secretary of Reich & Tang, Inc. which she was associated with from September 1970 to September 1993. Ms. Finn is also Secretary of 11 other funds and a Vice President and Secretary of 4 additional funds in the Reich & Tang Complex.


Richard De Sanctis, 44 - Treasurer of the Fund, has been Treasurer of the Manager since September 1993. Mr. De Sanctis is also Treasurer of 14 other funds in the Reich & Tang Fund Complex and is Vice President and Treasurer of Cortland Trust, Inc.

Rosanne Holtzer, 35 - Assistant Treasurer of the Fund, has been Vice President of the Mutual Funds division of the Manager since December 1997. Ms. Holtzer was formerly Manager of Fund Accounting for the Manager with which she was associated with from June 1986. Ms. Holtzer is also Assistant Treasurer of 15 other funds in the Reich & Tang Fund Complex.

The Fund paid an aggregate remuneration of $6,000 to its trustees with respect to the period ended August 31, 2000, all of which consisted of Trustees' fees paid to the three disinterested trustees, pursuant to the terms of the Investment Management Contract (see "Manager" herein.)


Trustees of the Fund not affiliated with the Manager receive from the Fund an annual retainer of $1,000 and a fee of $250 for each Board of Trustees meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are affiliated with the Manager do not receive compensation from the Fund. See Compensation Table.

                               Compensation Table


                                                                                                       Total Compensation from
                        Aggregate Compensation    Pension or Retirement       Estimated Annual          Fund and Fund Complex
                            from the Fund       Benefits Accrued as Part  Benefits upon Retirement        Paid to Trustees *
                                                    of Fund Expenses

     Name of Person,
        Position


Dr. W. Giles Mellon,            $2,000                      0                        0                  $59,000 (16 Funds)
Trustee


Robert Straniere,               $2,000                      0                        0                  $59,000 (16 Funds)
Trustee


Dr. Yung Wong,                  $2,000                      0                        0                  $59,000 (16 Funds)
Trustee

* The total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ending August 31, 2000. The parenthetical number represents the number of investment companies (including the Fund) from which the trustees receive compensation. A Fund is considered to be in the same Fund Complex if, among other things, it has a common investment adviser.


IV.  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


On November 30, 2000 there were 50,495,656 shares of Class A common stock outstanding and 28,058,196 shares of Class B common stock outstanding. As of November 30, 2000, the amount of shares owned by all officers and Trustees of the Fund as a group, was less than 1% of the outstanding shares. Set forth below is certain information as to persons who owned 5% or more of the Fund's outstanding shares as of November 30, 2000:

CLASS A

Name and Address                               % of Class    Nature of Ownership
----------------                               ----------    -------------------


Investors Fiduciary Trust Company
For the Benefit of Various Customers
1 South Street - 18th Floor
Baltimore, MD  21202                             38.13%               Record

Virginia Koonce Craig Revocable Trust
3750 Bobbin Mill Road
Tallahassee, Florida 32312                       11.56%             Beneficial




CLASS B


Newberger Berman
As Agent for Customer
605 3rd Avenue
New York, NY  10019                              60.02%               Record


Lewco Securities Corp.
34 Exchange Place - 4th Floor
Jersey City, NJ  07311                           10.05%               Record


Morgan Stanley Dean Witter
Texas Commerce TWR
600 Travis Avenue, #3700
Houston, TX  77002                                5.58%               Record


Morgan Stanley Dean Witter
440 South LaSalle
Chicago, IL  60605                                5.28%               Record



V.  INVESTMENT ADVISORY AND OTHER SERVICES


The Investment Manager for the Fund is Reich & Tang Asset Management L.P. (the "Manager"), a Delaware limited partnership with principal offices at 600 Fifth Avenue, New York, New York 10020. The Manager was, as of November 30, 2000, investment manager, adviser, or sub-adviser with respect to assets aggregating in excess of $14.4 billion. In addition to the Fund, the Manager acts as investment manager of thirteen other investment companies and also advises pension trusts, profit-sharing trusts and endowments.

The Manager is a registered investment adviser whose origins date back to 1970. The Manager is a limited partnership that is a wholly-owned subsidiary of Nvest Holdings, L.P. ("Nvest Holdings"). Nvest Holdings is a wholly-owned subsidiary of Nvest Companies, L.P. ("Nvest Companies"). Nvest Companies is the limited partner and owner, through Nvest Holdings, of a 99.5% interest in the Manager. Reich & Tang Asset Management, Inc. is the sole general partner and owner of a remaining 0.5% interest of the Manager, as well as being an indirect wholly-owned subsidiary of Nvest Companies. Nvest Companies' general partner, CDCAM North America, LLC ("CDCAM NA LLC"), is a wholly-owned subsidiary of CDC Asset Management North America Corporation ("CDCAM NA"). CDCAM NA is the sole limited partner of Nvest Companies. CDCAM NA is a wholly-owned subsidiary of CDC Asset Management S.A., a French company ("CDCAM"). CDCAM is majority-owned by CDC Finance and indirectly owned, through CDC Finance, Caisse Nationale des
Caisses D'Epargne and CNP Assurances, by Caisse des Depots et Consignations ("CDC"). CDC was created by the French Government legislation and currently is supervised by the French Parlement.

The eighteen principal subsidiary or affiliated asset management firms of Nvest Companies, collectively, have more than $130 billion in assets under management or administration as of September 30, 2000.


On July 25, 2000, the Board of Trustees, including a majority of the trustees who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager, approved the Investment Management Contract for an initial term of two years, extending to August 31, 2002. The contract may be continued in force after the initial term for successive twelve-month periods beginning each September 1, provided that such majority vote of the Fund's outstanding voting securities or by a majority of the trustees who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Trustees of the Fund.


The Manager provides persons satisfactory to the Board of Trustees of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and trustees of the Fund, may be trustees or officers of Reich and Tang Asset Management, Inc., the sole general partner of the Manager, or employees of the Manager or its affiliates.


The Investment Management Contract is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Trustees, or by the Manager on sixty days written notice, and will automatically terminate in the event of its assignment. The Investment Management Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.


Under the Investment Management Contract, the Manager receives from the Fund a fee equal to .40% per annum of the Fund's average daily net assets. The fees are accrued daily and paid monthly. The Manager at its discretion may voluntarily waive all or a portion of the management fee. For the Fund's fiscal years ended August 31, 2000, August 31, 1999 and August 31, 1998, the fee paid to the
Manager under the Investment Management Contract was $346,921, $375,213 and $541,446, respectively, of which $83,380, $84,262, and $94,753 was voluntarily waived. The Fund's net assets at the close of business on August 31, 2000 totaled $87,814,730. The Manager may waive its rights to any portion of the management fee and may use any portion of the management fee for purposes of shareholder and administrative services and distribution of the Fund's shares.

Pursuant to the Administrative Services Contract with the Fund, the Manager also performs clerical, accounting supervision, office service and related functions for the Fund and provides the Fund with personnel to (i) supervise the performance of accounting related services by State Street Kansas City, the Fund's bookkeeping or recordkeeping agent, (ii) prepare reports to and filings with regulatory authorities and (iii) perform such other services as the Fund may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager, of its affiliates or of other organizations. For its services under the Administrative Services Contract, the Manager receives from the Fund a fee equal to .21% per annum of the Fund's average daily net assets. For the Funds' fiscal years ended August 31, 2000, August 31, 1999 and August 31, 1998, the Manager received a fee of $182,134, $196,987, and $284,259, respectively, of which $173,461, $187,607 and $270,723 was voluntarily waived.

The Manager at its discretion may waive its rights to any portion of the management fee or the administrative services fee and may use any portion of the management fee for purposes of shareholder and administrative services and distribution of the Fund's shares. There can be no assurance that such fees will be waived in the future (see "Distribution and Service Plan" herein).


Investment management fees and operating expenses which are attributable to both Classes of the Fund will be allocated daily to each Class based on the percentage of outstanding shares at the end of the day. Additional shareholder services provided by Participating Organizations to Class A shareholders pursuant to the Plan shall be compensated by the Distributor from its shareholder servicing fee, the Manager from its management fee and the Fund itself. Expenses incurred in the distribution of Class B shares and the servicing of Class B shares shall be paid by the Manager.

Expense Limitation


The Manager has agreed, pursuant to the Investment Management Contract, (see "Distribution and Service Plan" herein), to reimburse the Fund for its expenses (exclusive of interest, taxes, brokerage and extraordinary expenses) which in any year exceed the limits on investment company expenses prescribed by any state in which the Fund's shares are qualified for sale. For the purpose of this obligation to reimburse expenses, the Fund's annual expenses are estimated and accrued daily, and any appropriate estimated payments are made to it on a monthly basis. Subject to the obligations of the Manager to reimburse the Fund for its excess expenses as described above, the Fund has, under the Investment Management Contract, confirmed its obligation for payment of all its other expenses. This includes all operating expenses, taxes, brokerage fees and commissions, commitment fees, certain insurance premiums, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent's fees, telecommunications expenses, auditing and legal expenses, bookkeeping agent fees, costs of forming the corporation and maintaining corporate existence, compensation of trustees, officers and employees of the Fund and costs of other personnel performing services for the Fund who are not officers of the Manager or its affiliates, costs of investor services, shareholders' reports and corporate meetings, SEC registration fees and expenses, state securities laws registration fees and expenses, expenses of preparing and printing the Fund's prospectus for delivery to existing shareholders and of printing application forms for shareholder accounts, and the fees and reimbursements payable to the Manager under the Investment Management Contract and the Distributor under the Shareholder Servicing Agreement.


The Fund may from time to time hire its own employees or contract to have management services performed by third parties (including Participating Organizations) as discussed herein. The management of the Fund intends to do so whenever it appears advantageous to the Fund. The Fund's expenses for employees and for such services are among the expenses subject to the expense limitation described above.

Distribution And Service Plan


The Fund's distributor is Reich & Tang Distributors, Inc. (the "Distributor"), a Delaware corporation with principal offices at 600 Fifth Avenue, New York, New York 10020. Pursuant to Rule 12b-1 under the 1940 Act, the SEC has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Trustees has adopted a distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund has entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to Class A shares only) with the Distributor, as distributor of the Fund's shares.

The Class A shares will be offered to investors who desire certain additional shareholder services from Participating Organizations that are compensated by the Fund's Manager and Distributor for such services. For its services under the Shareholder Servicing Agreement (with respect to the Class A shares only), the Manager receives from the Fund a service fee equal to .25% per annum of the Fund's average daily net assets of the Class A shares of the Fund (the "Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts. The fee is accrued daily and paid monthly and any portion of the fee may be deemed to be used by the Distributor for purposes of distribution of the Fund's Class A shares and for payments to Participating Organizations with respect to servicing their clients or customers who are Class A shareholders of the Fund. The Class B shareholders will not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a shareholder servicing fee.

The following information applies only to the Class A shares of the Fund. For the Fund's fiscal year ended August 31, 2000, the amount payable to the Distributor under the Plan and Shareholder Servicing Agreement adopted thereunder pursuant to Rule 12b-1 under the 1940 Act, totaled $143,947, none of which was voluntarily waived. During the same period, the Manager and Distributor made total payments under the Plan to or on behalf of Participating Organizations of $222,344. The excess of such payments over the total payments the Distributor received from the Fund under the Plan represents distribution and servicing expenses funded by the Manager from its own resources including the management fee. Of the total amount paid pursuant to the Plan, $11,867 was utilized for compensation to sales personnel, $4,378 on Prospectus printing and $979 on miscellaneous expenses.


Under the Distribution Agreement, the Distributor, for nominal consideration (i.e., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.

The Plan and the Shareholder Servicing Agreement provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses, including the cost of dedicated lines and CRT terminals, incurred by the Participating Organizations and Distributor in carrying out their obligations under the Shareholder Servicing Agreement with respect to the Class A shares and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.


The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee, and past profits for the following purposes: (i) to defray the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements for performing shareholder servicing and related administrative functions on behalf of the Class A shares of the Fund; (ii) to compensate certain Participating Organizations for providing assistance in distributing the Fund's shares; and (iii) to pay the costs of printing and distributing the Fund's prospectus to prospective investors, and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholder Servicing Fee with respect to Class A shares and past profits for the purpose enumerated in (i) above. The Manager, at its expense, also may from time to time provide additional promotional incentives to Participating Organizations who sell Fund shares. The Distributor determines the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager or the Distributor for any fiscal year under the Investment Management Contract or the Shareholder Servicing Agreement in effect for that year.


In accordance with the Rule, the Plan provides that all written agreements relating to the Plan entered into between either the Fund or the Distributor and Participating Organizations or other organizations must be in a form satisfactory to the Fund's Board of Trustees. In addition, the Plan requires the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Fund and the Distributor pursuant to the Plan and identifying the distribution activities for which those expenditures were made.


The Plan has a term which extends until August 31, 2001. Thereafter it may continue in effect for successive annual periods commencing September 1, provided it is approved by the Class A shareholders or by the Board of Trustees. This includes a majority of trustees who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plan or in the agreements related to the Plan. The Plan further provides that it may not be amended to increase materially the costs which may be spent by the Fund for distribution pursuant to the Plan without Class A shareholder approval, and the other material amendments must be approved by the trustees in the manner described in the preceding sentence. The Plan may be terminated at any time by a vote of a majority of the disinterested trustees of the Fund or the Fund's Class A shareholders.


Custodian And Transfer Agent

State Street Kansas City, 801 Pennsylvania, Kansas City, Missouri 64105, is custodian for the Fund's cash and securities. Reich & Tang Services, Inc., 600 Fifth Avenue, New York, NY 10020, is transfer agent and dividend agent for the shares of the Fund. The custodian and transfer agents do not assist in, and are not responsible for, investment decisions involving assets of the Fund.


Counsel and Independent Accountants

Legal matters in connection with the issuance of shares of stock of the Fund are passed upon by Paul, Hastings, Janofsky & Walker LLP, 399 Park Avenue, New York, New York 10022. Matters in connection with Florida law are passed upon by Gunster, Yoakley & Stewart, P.A., 777 South Flagler Drive, Suite 500 East, West Palm Beach, FL 33401-6194.

PricewaterhouseCoopers  LLP,  1177 Avenue of the  Americas,  New York,  New York
10036,   independent  certified  public  accountants,   have  been  selected  as
independent accountants for the Fund.


VI.  BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund's purchases and sales of portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Fund has paid no brokerage commissions since its formation. Any transaction for which the Fund pays a brokerage commission will be effected at the best price and execution available. Thus, the Fund will select a broker for such a transaction based upon which broker can effect the trade at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. The Fund purchases Participation Certificates in variable rate Municipal Obligations with a demand feature from banks or other financial institutions at a negotiated yield to the Fund based on the applicable interest rate adjustment index for the security. The interest received by the Fund is net of a fee charged by the issuing institution for servicing the underlying obligation and issuing the participation certificate, letter of credit, guarantee or insurance and providing the demand repurchase feature.

Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. No preference in purchasing portfolio securities will be given to banks or dealers that are Participating Organizations.

Investment decisions for the Fund are made independently from those for any other investment companies or accounts that may be or become managed by the Manager or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.

No portfolio transactions are executed with the Manager or its affiliates acting as principal. In addition, the Fund will not buy bankers' acceptances, certificates of deposit or commercial paper from the Manager or its affiliates.

VII.  CAPITAL STOCK AND OTHER SECURITIES

The Fund has an unlimited authorized number of shares of beneficial interest. These shares are entitled to one vote per share with proportional voting for fractional shares. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholder. The Fund is subdivided into two classes of common stock, Class A and Class B. Each share, regardless of class, represents an interest in the same portfolio of investments and has identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except: (i) the Class A and Class B shares have different class designations; (ii) only the Class A shares are assessed a service fee pursuant to the Rule 12b-1 Distribution and Service Plan of the Fund of .25% of the Class A shares' average daily net assets; and (iii) only the holders of the Class A shares will be entitled to vote on matters pertaining to the Plan and any related agreements in accordance with provisions of Rule 12b-1. The exchange privilege permits stockholders to exchange their shares only for shares of the same class of an investment company that participates on an exchange privilege program with the Fund. Payments made under the Plan are calculated and charged daily to the appropriate class prior to determining daily net asset value per share and dividends/distributions.

The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of trustees can elect 100% of the trustees if the holders choose to do so. In that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Trustees. Unless specifically requested by an investor, the Fund will not issue certificates evidencing Fund shares.

As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. Meetings of shareholders may be called at any time by the President, and at the request in writing, or by resolution, of a majority of Trustees, or upon the written request of holders of shares entitled to cast not less than 10% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act, such as for the election of Trustees, for approval of the revised investment advisory contracts with respect to a particular class or series of shares, for approval of the Fund's distribution agreement with respect to a particular class or series of shares and the removal of Fund Trustee(s) and communication among shareholders, any registration of the Fund with the Securities and Exchange Commission or any state, or as the Trustees may consider necessary or desirable. Each Trustee serves until his successor is elected and qualified, or until such Trustee sooner dies, resigns, retires or is removed by the vote of the shareholders.


VIII.  PURCHASE, REDEMPTION AND PRICING OF SHARES


The material relating to purchase, redemption and pricing of shares is located in the Shareholder Information section of the Prospectus and is hereby incorporated by reference.

Net Asset Value

The Fund does not determine net asset value per share of each Class on any day in which the New York Stock Exchange is closed for trading. Those days include:
New Year's Day, Martin Luther King Jr.'s Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The net asset value of the Fund's shares is determined as of 12 noon, New York City time, on each Fund Business Day. The net asset value of a Class is computed by dividing the value of the Fund's net assets for such Class (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding for such Class.

The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Trustees will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.

The Fund's Board of Trustees has established procedures to stabilize the Fund's net asset value at $1.00 per share of each Class. These procedures include a review of the extent of any deviation of net asset value per share, based on available market rates, from the Fund's $1.00 amortized cost per share of each Class. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a remaining maturity greater than 397 days, will limit portfolio investments, including repurchase agreements, to those United States dollar-denominated instruments that the Fund's Board of Trustees determines present minimal credit risks, and will comply with certain reporting and record keeping procedures. The Fund has also established procedures to ensure compliance with the requirement that portfolio securities are Eligible Securities. (See "Description of the Fund and Its Investments and Risks" herein.)


IX.  TAXATION OF THE FUND

Federal Income Taxes

The Fund has elected to qualify under the Code, as a "regulated investment company" that distributes "exempt-interest dividends". The Fund intends to continue to qualify for regulated investment company status so long as such qualification is in the best interest of its shareholders. Such qualification relieves the Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code.

The Fund's policy is to distribute as dividends each year 100%, and in no event less than 90%, of its net tax-exempt interest income. Exempt-interest dividends are dividends paid by the Fund that are attributable to interest on obligations, the interest on which is exempt from regular Federal income tax, and designated by the Fund as exempt-interest dividends in a written notice mailed to the Fund's shareholders not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund during any taxable year that qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends during the year.


Exempt-interest dividends are excludable from gross income although the amount of tax exempt interest received must be disclosed on the shareholders' Federal income tax returns. Shareholders should consult their tax advisors with respect to whether exempt-interest dividends remain exempt if such shareholders would be treated as "substantial users" or "related persons" under the Code with respect to some or all of any private activity bonds held by the Fund. If a shareholder receives an exempt-interest dividend with respect to any share that it has held for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. For Social Security recipients, interest on tax-exempt bonds, including exempt-interest dividends paid by the Fund, must be added to adjusted gross income for purposes of computing the amount of social security benefits includible in gross income. Taxpayers other than corporations are required to include as an item of tax preference for purposes of the Federal alternative minimum tax all tax-exempt interest on private activity bonds (generally, a bond issue in which more than 10% of the proceeds are used in a non-governmental trade or business, other than Section 501(c)(3) bonds) issued after August 7, 1986. Thus, this provision will apply to any exempt-interest dividends from the Fund's assets that are attributable to such post-August 7, 1986 private activity bonds acquired by the Fund. Corporations are required to increase their alternative minimum taxable income for purposes of calculating their alternative minimum tax liability by 75% of the amount by which the adjusted current earnings (which will include tax-exempt interest) of the corporation exceeds it's alternative minimum taxable income (determined without this item). In addition, in certain cases, Subchapter S corporations with accumulated earnings and profits from Subchapter C years are subject to a tax on excess "passive investment income", which includes tax-exempt interest.


Although not intended, it is possible that the Fund may realize short-term or long-term capital gains or losses from its portfolio transactions. The Fund may also realize market discount income, short-term or long-term capital gains upon the maturity or disposition of securities acquired at discounts resulting from market fluctuations. Accrued market discount income and short-term capital gains will be taxable to shareholders as ordinary income when they are distributed. Any net capital gains (the excess of net long-term capital gain over net short-term capital loss) will be distributed annually to the Fund's shareholders. The Fund will have no tax liability with respect to distributed net capital gains and the distributions are taxable to shareholders as long-term capital gains regardless of how long the shareholders have held Fund shares.
However, Fund shareholders who at the time of such a net capital gain distribution have not held their Fund shares for more than 6 months, and who subsequently dispose of those shares at a loss, will be required to treat such loss as a long-term capital loss to the extent of the net capital gain distribution. Distributions of net capital gain will be designated as capital gain dividends in a written notice mailed to the Fund's shareholders not later than 60 days after the close of the Fund's taxable year. Capital gains realized by corporations are generally taxed at the same rate as ordinary income. However, capital gains are generally taxable at a maximum rate of 20% to non-corporate shareholders who have a holding period of more than 12 months. Corresponding maximum rate and holding period rules apply with respect to capital gains dividends distributed by the Fund, without regard to the length of time shares have been held by the shareholder.


The Fund also intends to distribute at least 90% of its investment company taxable income (taxable income including short term capital gain but subject to certain adjustments, exclusive of the excess of its net long-term capital gain over its net short-term capital loss) for each taxable year. This distribution will be taxable to shareholders as ordinary income. The Fund will be subject to Federal income tax on any undistributed investment company taxable income. Expenses paid or incurred by the Fund will be allocated between tax-exempt and taxable income in the same proportion as the amount of the Fund's tax-exempt income bears to the total of such exempt income and its gross income (excluding from gross income the excess of capital gains over capital losses). If the Fund does not distribute at least 98% of its ordinary income and 98% of its capital gain net income for a one year period, the Fund will be subject to a nondeductible 4% excise tax on the excess of such amounts over the amounts actually distributed.


If a shareholder (other than a corporation) fails to provide the Fund with a current taxpayer identification number, the Fund generally is required to withhold 31% of taxable interest, dividend payments, and proceeds from the redemption of shares of the Fund.

Dividends and distributions to shareholders will be treated in the same manner for Federal income tax purposes whether received in cash or reinvested in additional shares of the Fund.


With respect to the variable rate demand instruments, including participation certificates therein, the Fund should be treated for Federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and that the interest thereon will be exempt from regular Federal income taxes to the Fund and its shareholders to the same extent as interest on the underlying Municipal Obligations. Counsel has pointed out that the Internal Revenue Service has announced that it will not ordinarily issue advance rulings on the question of ownership of securities or participation interests therein subject to a put and, as a result, the Internal Revenue Service could reach a conclusion different from that reached by counsel.


The Code provides that interest on indebtedness incurred or continued to purchase or carry tax-exempt bonds is not deductible by most taxpayers. Therefore, a certain portion of interest on indebtedness incurred, or continued, to purchase or carry securities, including margin interest, may not be deductible during the period an investor holds shares of the Fund.


The United States Supreme Court has held that there is no constitutional prohibition against the Federal government's taxing the interest earned on state or other municipal bonds. The decision does not, however, affect the current exemption from regular income taxation of the interest earned on the Municipal Obligations in accordance with the Code.


From time to time, proposals have been introduced before Congress to restrict or eliminate the Federal income tax exemption for interest on Municipal Obligations. If such a proposal were introduced and enacted in the future, the ability of the Fund to pay exempt-interest dividends would be adversely affected and the Fund would reevaluate its investment objective and policies and consider changes in the structure.

The exemption for Federal income tax purposes of exempt-interest dividends does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they may reside but may be subject to tax on income derived from obligations of other jurisdictions. Shareholders are advised to consult with their tax advisers concerning the application of state and local taxes to investments in the Fund which may differ from the Federal income tax consequences described above.

Florida Taxes

The following is based upon the advice of Gunster, Yoakley & Stewart, PA., special Florida counsel to the Fund.


The Fund will not be subject to income, franchise or other taxes of a similar nature imposed by the State of Florida or its subdivisions, agencies or instrumentalities. Florida does not currently impose an income tax on individuals. Thus, individual shareholders of the Fund will not be subject to any Florida state income tax on distributions received from the Fund. However, certain distributions will be taxable to corporate shareholders which are subject to Florida corporate income tax. Florida currently imposes an "intangibles tax" at the annual rate of 0.1% on certain securities and other intangible assets owned by Florida residents. Bonds (including Participation Certificates) issued by the State of Florida or its subdivisions ("Florida Securities"), as well as bonds issued by the government of the United States or the governments of certain U.S. territories and possessions, including Guam and Puerto Rico (collectively, "Federal Securities"), are exempt from the Florida intangibles tax. If, on December 31 of any year, the Fund's portfolio consists solely of Florida and Federal Securities, the Fund's shares will be exempt from the Florida intangibles tax. If, however, the Fund's December 31 portfolio includes any nonexempt securities, then the Fund shares owned by Florida residents may be subject to the Florida intangibles tax to the extent the Fund's portfolio includes securities other than Federal Securities. The Fund itself will not be subject to the Florida intangibles tax.

X.  UNDERWRITERS

The Fund sells and redeems its shares on a continuing basis at their net asset value and does not impose a sales charge. The Distributor does not receive an underwriting commission. In effecting sales of Fund shares under the Distribution Agreement, the Distributor, for nominal consideration (i.e., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.


The Glass-Steagall Act and other applicable laws and regulations prohibit banks and other depository institutions from engaging in the business of underwriting, selling or distributing most types of securities. On November 16, 1999, President Clinton signed the Gramm-Leach-Bliley Act, repealing certain provisions of the Glass-Steagall Act which have restricted affiliation between banks and securities firms and amending the Bank Holding Company Act thereby removing restrictions on banks and insurance companies. The new legislation grants banks new authority to conduct certain authorized activity through financial subsidiaries. In the opinion of the Manager, however, based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the shareholder servicing and related administrative functions referred to above. The Fund's Board of Trustees will consider appropriate modifications to the Fund's operations, including discontinuance of any payments then being made under the Plan to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services. It is not anticipated that the discontinuance of payments to such an institution would result in loss to shareholders or change in the Fund's net asset value. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.


XI.  CALCULATION OF PERFORMANCE DATA

The Fund calculates a seven-day yield quotation using a standard method prescribed by the rules of the SEC. Under that method, the Fund's yield figure, which is based on a chosen seven-day period, is computed as follows: the Fund's return for the seven-day period is obtained by dividing the net change in the value of a hypothetical account having a balance of one share at the beginning of the period by the value of such account at the beginning of the period (expected to always be $1.00). This is multiplied by (365/7) with the resulting annualized figure carried to the nearest hundredth of one percent. For purposes of the foregoing computation, the determination of the net change in account value during the seven-day period reflects (i) dividends declared on the original share and on any additional shares, including the value of any additional shares purchased with dividends paid on the original share, and (ii) fees charged to all shareholder accounts. Realized capital gains or losses and unrealized appreciation or depreciation of the Fund's portfolio securities are not included in the computation. Therefore, annualized yields may be different from effective yields quoted for the same period.

The Fund's "effective yield" for each Class is obtained by adjusting its "current yield" to give effect to the compounding nature of the Fund's portfolio, as follows: the unannualized base period return is compounded and brought out to the nearest one hundredth of one percent by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, i.e., effective yield = [(base period return +
1)365/7] - 1.

Although published yield information is useful to investors in reviewing the Fund's performance, investors should be aware that the Fund's yield fluctuates from day to day. The Fund's yield for any given period is not an indication, or representation by the Fund, of future yields or rates of return on the Fund's shares, and may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield for a stated period of time. Investors who purchase the Fund's shares directly may realize a higher yield than Participant Investors because they will not be subject to any fees or charges that may be imposed by Participating Organizations.

The Fund may from time to time advertise its tax equivalent current yield. The tax equivalent yield for each Class is computed based upon a 30-day (or one month) period ended on the date of the most recent balance sheet included in this Statement of Additional Information. It is computed by dividing that portion of the yield of the Fund (as computed pursuant to the formulae previously discussed) which is tax exempt by one minus a stated income tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt. The tax equivalent yield for the Fund may also fluctuate daily and does not provide a basis for determining future yields.

The Fund may from time to time advertise a tax equivalent effective yield table which shows the yield that an investor needs to receive from a taxable investment in order to equal a tax-free yield from the Fund. This is calculated by dividing that portion of the Fund's effective yield that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund's effective yield that is not tax-exempt. See "Taxable Equivalent Yield Table" herein.


The Fund's Class A shares' yield for the seven day period ended August 31, 2000 was 3.41% which is equivalent to an effective yield of 3.47%. The Fund's Class B shares' yield for the seven day period ended August 31, 2000 was 3.70% which is equivalent to an effective yield of 3.77%.


XII.  FINANCIAL STATEMENTS


The audited financial statements for the Fund for the fiscal year ended August 31, 2000 and the report therein of PricewaterhouseCoopers LLP, are herein incorporated by reference to the Fund's Annual Report. The Annual Report is available upon request and without charge.

DESCRIPTION OF RATINGS*

Description  of Moody's  Investors  Service,  Inc.'s Two Highest  Municipal Bond
Ratings:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


Con. (c): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (i) earnings of projects under construction, (ii) earnings of projects unseasoned in operating experience, (iii) rentals which begin when facilities are completed, or (iv) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.


Description of Moody's Investors Service, Inc.'s Two Highest Ratings of State and Municipal Notes and Other Short-Term Loans:

Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used are as follows:

MIG-1: Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2: Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.


Description of Standard & Poor's Rating Services Two Highest Debt Ratings:

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.


AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

Plus ( + ) or Minus ( - ): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

Provisional Ratings: The letter "p" indicates the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Standard & Poor's does not provide ratings for state and municipal notes.

Description of Standard & Poor's Rating  Services Two Highest  Commercial  Paper
Ratings:

A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.


Description of Moody's Investors  Service,  Inc.'s Two Highest  Commercial Paper
Ratings:

Moody's employs the following designations, both judged to be investment grade, to indicate the relative repayment capacity of rated issues: Prime-1, highest quality; Prime-2, higher quality.


----------

* As described by the rating agencies.

                    CORPORATE TAXABLE EQUIVALENT YIELD TABLE

        (Based on Estimated Tax Rates Effective Until December 31, 2001)



                   1. If Your Taxable Income Bracket is . . .
--------------------------------------------------------------------------------------------------------------------------
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
Corporate             50,001-        75,001-       100,001-       335,001-      10,000,001-  15,000,001-    18,333,334-
                      75,000        100,000         335,000      10,000,000     15,000,000   18,333,333       and over
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
--------------------------------------------------------------------------------------------------------------------------
                    2. Then Your Combined Income Tax Bracket Is . . .
--------------------------------------------------------------------------------------------------------------------------
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
Federal
Tax Rate             25.00%        34.00%          39.00%         34.00%         35.0%           38.0%         35.0%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
State
Tax Rate              5.50%         5.50%           5.50%          7.25%          5.50%           5.50%         5.50%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
Combined
Marginal
Tax Rate             29.13%        37.63%          42.36%         37.63%         38.58%          41.41%        38.58%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
--------------------------------------------------------------------------------------------------------------------------
      3. Now Compare Your Tax Free Income Yields With Taxable Income Yields
--------------------------------------------------------------------------------------------------------------------------
----------------- --------------------------------------------------------------------------------------------------------
Tax
Exempt                                         Equivalent Taxable Investment Yield
Yield                                          Required to Match Tax Exempt Yield
----------------- --------------------------------------------------------------------------------------------------------
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
      2.00%           2.82%         3.21%           3.47%          3.21%          3.26%          3.41%          3.26%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
      2.50%           3.53%         4.01%           4.34%          4.01%          4.07%          4.27%          4.07%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
      3.00%           4.23%         4.81%           5.20%          4.81%          4.88%          5.12%          4.88%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
      3.50%           4.94%         5.61%           6.07%          5.61%          5.70%          5.97%          5.70%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
      4.00%           5.64%         6.41%           6.94%          6.41%          6.51%          6.83%          6.51%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
      4.50%           6.35%         7.22%           7.81%          7.22%          7.33%          7.68%          7.33%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
      5.00%           7.05%         8.02%           8.67%          8.02%          8.14%          8.53%          8.14%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
      5.50%           7.76%         8.82%           9.54%          8.82%          8.95%          9.39%          8.95%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
      6.00%           8.47%         9.62%          10.41%          9.77%          9.77%         10.24%          9.77%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
      6.50%           9.17%        10.42%          11.28%         10.58%         10.58%         11.09%         10.58%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
      7.00%           9.88%        11.22%          12.14%         11.40%         11.40%         11.95%         11.40%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------

To use this chart, find the applicable level of taxable income based on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, to section three, to see the equivalent taxable yields for each of the tax free income yields given.


                    INDIVIDUAL TAXABLE EQUIVALENT YIELD TABLE
             (Based on Estimated Tax Rates Effective Until December 31, 2001)

 ------------------ ------------- -------------- --------------- -------------- ------------------
 Single                 $0-           $26,251-      $63,551-       $132,601-      $288,351
 Return               26,250           63,550       132,600         288,350        and over
 ------------------ ------------- -------------- --------------- -------------- ------------------
 ------------------ ------------- -------------- --------------- -------------- ------------------
 Joint                  $0-           $43,851-     $105,951-      $161,451-      $288,351
 Return               43,850          105,950       161,450        288,350        and over
 ------------------ ------------- -------------- --------------- -------------- ------------------
------------------ ------------- -------------- --------------- -------------- ------------------
 Federal               15.00%       28.00%          31.00%          36.00%         39.60%
 Tax Bracket
 ------------------ ------------- -------------- --------------- -------------- ------------------
 ------------------ ------------- -------------- --------------- -------------- ------------------
 State                  7.00%        7.0%            7.75%           7.75%          7.75%
 Tax Bracket
 ------------------ ------------- -------------- --------------- -------------- ------------------
 ------------------ ------------- -------------- --------------- -------------- ------------------
 Combined              20.95%       33.04%          36.35%          36.65%         40.96%
 Tax Bracket
 ------------------ ------------- -------------- --------------- -------------- ------------------
 ------------------ ------------------------------------------------------------------------------
 Tax
 Exempt                            Equivalent Taxable Investment Yield
 Yield                             Required to Match Tax Exempt Yield
 ------------------ ------------------------------------------------------------------------------
 ------------------ ------------- -------------- --------------- -------------- ------------------
       2.00%            2.35%        2.78%           2.90%           3.13%          3.31%
 ------------------ ------------- -------------- --------------- -------------- ------------------
 ------------------ ------------- -------------- --------------- -------------- ------------------
       2.50%            2.94%        3.47%           3.62%           3.91%          4.14%
 ------------------ ------------- -------------- --------------- -------------- ------------------
 ------------------ ------------- -------------- --------------- -------------- ------------------
       3.00%            3.53%        4.17%           4.35%           4.69%          4.97%
 ------------------ ------------- -------------- --------------- -------------- ------------------
 ------------------ ------------- -------------- --------------- -------------- ------------------
       3.50%            4.12%        4.86%           5.07%           5.47%          5.79%
 ------------------ ------------- -------------- --------------- -------------- ------------------
 ------------------ ------------- -------------- --------------- -------------- ------------------
       4.00%            4.71%        5.56%           5.80%           6.25%          6.62%
 ------------------ ------------- -------------- --------------- -------------- ------------------
 ------------------ ------------- -------------- --------------- -------------- ------------------
       4.50%            5.29%        6.25%           6.52%           7.03%          7.45%
 ------------------ ------------- -------------- --------------- -------------- ------------------
 ------------------ ------------- -------------- --------------- -------------- ------------------
       5.00%            5.88%        6.94%           7.25%           7.81%          8.28%
 ------------------ ------------- -------------- --------------- -------------- ------------------
 ------------------ ------------- -------------- --------------- -------------- ------------------
       5.50%            6.47%        7.64%           7.97%           8.59%          9.11%
 ------------------ ------------- -------------- --------------- -------------- ------------------
 ------------------ ------------- -------------- --------------- -------------- ------------------
       6.00%            7.06%        8.33%           8.70%           9.38%          9.93%
 ------------------ ------------- -------------- --------------- -------------- ------------------
 ------------------ ------------- -------------- --------------- -------------- ------------------
       6.50%            7.65%        9.03%           9.42%          10.16%         10.76%
 ------------------ ------------- -------------- --------------- -------------- ------------------
 ------------------ ------------- -------------- --------------- -------------- ------------------
       7.00%            8.24%        9.72%          10.14%          10.94%         11.59%
 ------------------ ------------- -------------- --------------- -------------- ------------------

   To use this chart, find the applicable level of taxable income based on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, to in section three, to see the equivalent taxable yields for each of the tax free income yields given.

                                     PART C

                                OTHER INFORMATION

Item 23. Exhibits.


(a) Declaration of Trust of the Registrant, (originally filed with Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A on September 6, 1994, and re-filed herein for EDGAR purposes only).

(b) By-laws of the Registrant, (originally filed with Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A on September 6, 1994, and re-filed herein for EDGAR purposes only).


(c)       Not applicable.


(d) Investment Management Contract, dated October 30, 2000, between the Registrant and Reich & Tang Asset Management L.P..


(e) Distribution Agreement, dated October 30, 2000, between the Registrant and Reich & Tang Distributors, Inc.


(f)       Not applicable.



(g) Custody Agreement, dated April 1, 1994, between the Registrant and Investors Fiduciary Trust Company, (originally filed with Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A on September 6, 1994, and re-filed herein for EDGAR purposes only).

(g.1) Assignment of Custody Agreement to State Street Bank and Trust Company, effective January 1, 2000.


(h.1) Transfer Agency Agreement, dated April 22, 1996, and Addendum to the Transfer Agency Agreement, dated November 1996 between the Registrant and Reich & Tang Services L.P.

(h.2) Administrative Services Contract, dated October 30, 2000, between the Registrant and Reich & Tang Asset Management L.P.

(i.1) Consent of Paul, Hastings, Janofsky & Walker LLP to the use of their name in the Prospectus.

(i.2) Opinion of Gunster, Yoakley & Stewart, P.A. as to Florida Law, including their consent to the filing thereof and to the use of their name under the headings "Florida Taxes" in the Prospectus and Statement of Additional Information and "Counsel and Auditors" in the Statement of Additional Information, (originally filed with Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A on September 6, 1994, and re-filed herein for EDGAR purposes only).

(i.3) Opinion of Dechert, Price & Rhoads as to the legality of the securities being registered, and as to Massachusetts Law, including their consent to the filing thereof and to the use of their name under the heading "Counsel and Auditors" in the Statement of Additional Information, (originally filed with Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A on September 6, 1994, and re-filed herein for EDGAR purposes only).

(j.1)     Consent of Independent Accountants.


(k) Audited Financial Statements for the fiscal year ended August 31, 2000 (filed with Annual Report on Form N-30D on October 27, 2000, and incorporated herein by reference.)

(l) Written assurance of New England Investment Companies, L.P. that its purchase of shares of the Registrant was for investment purposes without any present intention of redeeming or reselling, (originally filed with Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A on September 6, 1994, and re-filed herein for EDGAR purposes only).

(m.1) Distribution and Service Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940, (filed with Post-Effective Amendment No. 3 to Registration Statement on Form N-1A on December 17, 1996, and incorporated herein by reference).

(m.2) Distribution Agreement, dated October 30, 2000, between the Registrant and Reich & Tang Distributors, Inc. (See Exhibit e).


(m.3) Shareholder Servicing Agreement, dated October 30, 2000, between the Registrant and Reich & Tang Distributors, Inc.


(n) Amendment No. 3 to Rule 18f-3 Multi-Class Plan (filed on April 22, 1999, with Post-Effective Amendment No. 34 to the Short Term Income
          Fund, Inc. Registration Statement on Form N-1A, and incorporated herein by reference).


(o)       Reserved.


(p) There are no Codes of Ethics applicable since the Registrant is a money market fund.


(q)      Powers of Attorney.



Item 24. Persons Controlled by or Under Common Control with the Fund.


         None.


Item 25. Indemnification.

          Filed as Item 27 to Form N-1A Registration Statement No. 33-81920 on September 6, 1994 and incorporated herein by reference


Item 26. Business and Other Connections of Investment Adviser.



          The description of Reich & Tang Asset Management L.P. (the "Manager"), Registrant's investment adviser, under the caption "Management, Organization and Capital Structure" in the Prospectus and "Investment Advisory and Other
Services" and "Management of the Fund" in the Statement of Additional Information constituting parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, are incorporated herein by reference.

          The Manager is a limited partnership that is a wholly-owned subsidiary of Nvest Holdings, L.P. ("Nvest Holdings"). Nvest Holdings is a wholly-owned subsidiary of Nvest Companies, L.P. ("Nvest Companies"). Nvest Companies is the limited partner and owner, through Nvest Holdings, of a 99.5% interest in the Manager. Reich & Tang Asset Management, Inc. ("RTAM") is the sole general partner and owner of a remaining 0.5% interest of the Manager, as well as being an indirect wholly-owned subsidiary of Nvest Companies.


          Peter S. Voss, President of RTAM since July 1994 and a Director of RTAM since August 1994, has been Chief Executive Officer and President of Nvest Companies since December 1997, President and Chief Executive Officer of both CDCAM North America, LLC and CDCAM North America Corporation since October 2000, Chairman of the Board of Directors of Nvest Companies' subsidiaries other than Loomis, Sayles & Company, L.P. ("Loomis") and Back Bay Advisors, L.P., where he serves as a Director, and Chairman of the Board of Trustees of all of the mutual funds in the TNE Fund Group and the Zenith Funds, Chairman, President and Chief Executive Officer of Nvest Corporation from September 1993 to October 2000, President and Chief Executive Officer of Nvest, L.P. from September 1993 to October 2000. Nvest Companies, Nvest Corporation, CDCAM North America, LLC, CDCAM North America Corporation and Back Bay Advisors, L.P. are located at 399 Boylston Street, Boston, MA 02116.

          G. Neal Ryland, Director of RTAM since July 1994, has been Executive Vice President and Chief Financial Officer of Nvest Companies since December 1997, Executive Vice President and Chief Financial Officer of CDCAM North America, LLC since October 2000, Executive Vice President, Treasurer and Chief Financial Officer Nvest Corporation from July 1993 to October 2000, Executive Vice President and Chief Financial Officer of Nvest, L.P. from December 1996 to October 2000. Nvest Companies and CDCAM North America, LLC are located at located at 399 Boylston Street, Boston, MA 02116.

          Lorraine C. Hysler has been Clerk of RTAM since March 2000 and Secretary since July 1994. Ms. Hysler has been Executive Vice President of the Manager since December 1999, prior to which she was a Vice President since July 1994.

          Richard E. Smith, III has been Director of RTAM since July 1994 and President and Chief Operating Officer of the Manager's Capital Management Group since July 1994.

          Steven W. Duff has been a Director of RTAM since October 1994, and President and Chief Executive Officer of the Manager's Mutual Funds division since August 1994. Mr. Duff is President and a Director/Trustee of 12 funds in the Reich & Tang Fund Complex, President of Back Bay Funds, Inc., Director of Pax World Money Market Fund, Inc., Executive Vice President of Delafield Fund, Inc. and President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc. These funds are all located at 600 Fifth Avenue, New York, NY 10020.


          Bernadette N. Finn has been Vice President/Compliance of RTAM since July 1994, Vice President of the Manager's Mutual Funds division since July 1994 and Senior Vice President of the Manager's Mutual Funds division since December 2000. Ms. Finn is also Secretary of 12 funds in the Reich & Tang Complex and a Vice President and Secretary of 4 funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020.

          Richard DeSanctis has been Treasurer of RTAM since July 1994. Mr. De Sanctis has been Executive Vice President of the Manager since December 1999, Treasurer of RTAMLP since 1994 and is also Treasurer of 15 funds in the Reich & Tang Fund Complex and Vice President and Treasurer of Cortland Trust, Inc. These funds are all located at 600 Fifth Avenue, New York, NY 10020.

          Richard I. Weiner has been Vice President of RTAM since July 1994, and Vice President of the Manager's Capital Management Group since July 1994.


Item 27. Principal Underwriters.


          (a) Reich & Tang Distributors, Inc. is also distributor for Back Bay Funds, Inc., California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Georgia Daily Municipal Income Fund, Inc., Institutional Daily Income Fund, New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pax World Money Market Fund, Inc., Pennsylvania Daily Municipal Income Fund, Short Term Income Fund, Inc., and Tax Exempt Proceeds Fund, Inc.


          (b) The following are the directors and officers of Reich & Tang Distributors, Inc. The principal business address of Messrs Voss and Ryland is 399 Boylston Street, Boston, Massachusetts 02116. For all other persons, the principal business address is 600 Fifth Avenue, New York, New York 10020.


                        Position and Offices           Positions and Offices
         Name             Of the Distributor              With Registrant
         ----           ---------------------          ---------------------

Peter S. Voss           Director                       None
G. Neal Ryland          Director                       None

Richard E. Smith III    President and Director         None
Robert Cappolla         Executive Vice President       None

Steven W. Duff          Director                       President

Bernadette N. Finn      Vice President                 Secretary
Lorraine C. Hylsler     Executive Vice President
                        and Secretary                  None
Richard De Sanctis      Vice President and Treasurer   Treasurer
Richard I. Weiner       Vice President                 None

Rosanne Holtzer         Vice President                 Assistant Treasurer



          (c)       Not applicable.





Item 28.  Location of Accounts and Records.


          Accounts,  books and other  documents  required  to be  maintained  by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained in the physical possession of Registrant at 600 Fifth Avenue, New York, New York 10020, the Registrant's Manager; and at State Street Kansas City, 801 Pennsylvania, Kansas City, Missouri, 64105, the Registrant's custodian; and at Reich & Tang Services, Inc., 600 Fifth Avenue, New York, New York 10020, the Registrant's Transfer Agent and Dividend Disbursing Agent.


Item 29.  Management Services.

          Not applicable.


Item 30. Undertakings.

         Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it has met all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 29th day of December, 2000.


                                        FLORIDA DAILY MUNICIPAL INCOME FUND



                                        By:  /s/ Steven W. Duff
                                             -----------------------------
                                             Steven W. Duff
                                             President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

         Signature                             Capacity                  Date


(1)     Principal Executive Officer
        Steven W. Duff                         President and
                                               Trustee                 12/29/00


By:     /s/ Steven W. Duff
         -----------------
        Steven W. Duff


(2)     Principal Financial and
        Accounting Officer

By:     /s/ Richard De Sanctis                Treasurer                12/29/00
        ----------------------
        Richard De Sanctis



(3)  Majority of Trustees


By:     /s/ Steven W. Duff
        ------------------

        Steven W. Duff                       President and Trustee
        Dr. Yung Wong                        Trustee *
        Dr. W. Giles Mellon                  Trustee *
        Robert Straniere                     Trustee *




By:     /s/ Bernadette N. Finn                                         12/29/00
        ----------------------
         Bernadette N. Finn*
         Attorney-in-Fact

         * See Exhibit (q)